                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6589

                                   FIRST FUNDS
                                   -----------
               (Exact name of registrant as specified in charter)

                1625 Broadway, Suite 2200, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Erin E. Douglas
                                   First Funds
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                             ----------------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2004
                                               -------------

ITEM 1 - REPORTS TO STOCKHOLDERS

       The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[FIRST FUNDS(SM) LOGO]

ANNUAL REPORT - JUNE 30, 2004

[GRAPHIC]

FIRSTFUNDS
1625 BROADWAY                                                       800.442.1941
SUITE 2200                                                    www.FirstFunds.com
DENVER, CO 80202

[GRAPHIC]

INVESTMENT ADVISER
Core Equity, Intermediate Bond, and Tennessee Tax-Free Portfolios

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION - Memphis, Tennessee

CO-INVESTMENT ADVISERS
Capital Appreciation Portfolio

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION - Memphis, Tennessee

DELAWARE MANAGEMENT COMPANY -
Philadelphia, Pennsylvania

CO-INVESTMENT ADVISERS
Money Market Portfolios

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION - Memphis, Tennessee

BLACKROCK INSTITUTIONAL MANAGEMENT
CORPORATION - Wilmington, Delaware

SUB-ADVISER
Core Equity Portfolio

HIGHLAND CAPITAL MANAGEMENT
CORPORATION - Memphis, Tennessee

SUB-ADVISER
Intermediate Bond and Tennessee Tax-Free Portfolios

MARTIN & COMPANY, INC. -
Knoxville, Tennessee

ADMINISTRATOR & FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC. -
Denver, Colorado

DISTRIBUTOR
ALPS DISTRIBUTORS, INC. -
Denver, Colorado

CO-ADMINISTRATOR
FIRST TENNESSEE BANK NATIONAL
ASSOCIATION - Memphis, Tennessee

TRANSFER AND SHAREHOLDER
SERVICING AGENT
BOSTON FINANCIAL DATA SERVICES -
Boston, Massachusetts

CUSTODIAN
STATE STREET BANK & TRUST COMPANY -
Boston, Massachusetts

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP -
Denver, Colorado

OFFICERS
GEORGE P. LEWIS, President
JEREMY O. MAY, Treasurer

TRUSTEES
CHARLES G. BURKETT
JOHN A. DECELL
KEN W. EDMUNDSON
GEORGE P. LEWIS
LARRY W. PAPASAN
RICHARD C. RANTZOW

This report has been prepared for First Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.


[FIRST TENNESSEE LOGO]

                                                        LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS:

In contrast to prior years, many economic indicators during the past 12 months pointed in a positive direction. Strong corporate profits, higher consumer confidence and sustained consumer spending provided good news throughout the period. Yet, year-end declines in gross domestic product growth, job creation and manufacturing orders suggested a slowdown may be on the horizon.

On the upside, U.S. corporations delivered year-over-year profit expansion above 20% for three consecutive quarters. From July through September 2003, corporate profits increased $101.4 billion, then rose $81.4 billion during the following quarter. In the first three months of 2004, profits grew $20.9 billion.

This past June, consumer confidence hit a two-year high, easing fears that household spending might decline as the effects of tax cuts fade and interest rates begin to rise. The Conference Board, a New York business research organization, said its consumer-confidence index, based on a survey of 5,000 households, jumped to 102.8 in June. The index stood at 76.6 in July 2003.

Additionally, the Commerce Department reported that personal spending was up 1.0% in May, posting one of the biggest advances since a 2.9% rise in October 2001. Although inflation accounted for more than half the gain, the overall picture was one of consumers making a solid contribution to U.S. growth.

On the opposite side of the spectrum, other data implied a less robust economic expansion. During the period, GDP went from 8.2% for the July to September 2003 quarter, then dropped to 4.1% for the next three months. The first three months of 2004 delivered GDP growth of 3.9%, a lower pace than many expected.

Another point of contention is the labor market and the dip in the creation of new jobs. In June 2004, U.S. employers added 112,000 workers to payrolls, compared to the three previous months that added an average of more than 315,000 jobs. For some, this decline raised new misgivings about the strength and endurance of the recovering employment market.

Likewise, a drop in manufacturing orders also hinted at a softening of economic activity. The Commerce Department said new orders at U.S. factories decreased 0.3% in May, the second consecutive decline. Orders in April fell 1.1% after a March increase of 5%.

In the equity and fixed-income markets, the first six months brought positive returns for both asset classes. However, two concerns emerged for investors in the new calendar year: interest rates and inflation. In June 2004, the Federal Reserve lifted interest rates for the first time in four years by a quarter point to 1.25%, kicking off what could likely be a long tightening cycle. At fiscal year-end, a rise in commodity prices occurred as well.

Inflation and interest rates typically move in the same direction, and increases for both present challenges for bonds and bond mutual funds. During the 12-month period, the fixed-income market reflected these changing conditions. After taxable bond funds posted annual returns of 8.50% in 2003, the majority of bond funds failed to deliver positive returns for the three months ended June 30, 2004.

Meanwhile, escalating inflation and interest rates also pose potential problems for the equity market.

During times of significant acceleration, inflation and interest rates can hurt the economy, corporate earnings and, in turn, stock prices. Both factors erode the value of future earnings and dividends, the foundations on which analysts base stock valuations and prices.

At the end of calendar year 2003, Lipper reported that U.S. diversified equity funds climbed 34.72%, the group's best performance since 1991. But as concerns about interest rates and inflation loomed, domestic equity funds posted significantly reduced gains for the three months ended June 30, 2004. Ever-present geopolitical risks, which culminated in record-high oil prices, also were deterrents to sustained growth.

In light of these economic developments and market adjustments, First Funds remains committed to the same investment philosophy of DISCIPLINE, CONSISTENCY AND PATIENCE(R) when selecting securities for our Portfolios. Through this approach, our mission is to offer a core family of funds that operates with the best interests of fund shareholders in mind.

In keeping with this mission, the First Funds Board of Trustees approved Deborah McDonald as chief compliance officer in May 2004. As mentioned in the semi-annual report, new Securities and Exchange Commission rules require fund families to hire a compliance officer by October 2004. The officer's role is to advise on policies and procedures and monitor fund activities to ensure that investors receive the best performance possible.

Ms. McDonald is a senior vice-president at First Tennessee Bank with a background in retirement services. She has experience in a variety of financial services areas, and brings a wealth of knowledge about investment product selection and compliance issues. We are confident that she will do an outstanding job.

For the previous 12 months, we thank you for the opportunity to be your investment partner. As we enter into a new fiscal year, we look forward to continuing to provide products and services that may help you achieve your financial goals.


Sincerely,

/s/ Richard C. Rantzow

Richard C. Rantzow
Chairman, Board of Trustees

[SIDENOTE]

FIRST FUNDS

- Are NOT insured by the FDIC or any other governmental agency.

- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

- Involve investment risks, including the possible loss of the principal amount invested.

- Although the Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolios.

                                               FIRST FUNDS CORE EQUITY PORTFOLIO

CORE EQUITY PORTFOLIO MANAGERS
DAVID THOMPSON AND MARK CRONIN

[PHOTO OF DAVID THOMPSON AND MARK CRONIN]

MR. THOMPSON is senior vice president with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive a M.B.A from the University of North Carolina in 1986.
Mr. Thompson has 15 years of investment experience including nine years of experience managing both individual and institutional investment portfolios at major regional banks. He joined Highland Capital's equity team in 1995.

MR. CRONIN is vice president with Highland Capital Management Corp. and is a Chartered Financial Analyst. He has two decades of investment experience and earned a B.A. from the University of Washington. Former employers include Merrill Lynch and Paine Webber. Prior to joining Highland Capital in 1999,
Mr. Cronin was senior  portfolio  manager and vice  president with First Chicago
NBD.

FISCAL YEAR REVIEW
MARKET REVIEW AND PORTFOLIO UPDATE

The stock market produced strong gains for the past 12 months, led by improved corporate earnings. The previous three quarters generated earnings gains for the S&P 500 Index of more than 20%. The index delivered positive returns for all four quarters.

Throughout the fiscal year, the Portfolio remained over-weighted in the financial and consumer discretionary sectors. Financial stocks tend to under-perform during periods of rising interest rates. However, the Federal Reserve increase of the federal funds rate by .25% to 1.25% in June was widely anticipated for more than a year. As a result, we believe that most financial companies adjusted their business models to mitigate the impact of higher rates. In recent months, we also increased the Portfolio's weighting in information technology due to a belief that strong corporate earnings may translate into higher technology spending as companies invest to grow and improve productivity.

During the 12-month period, some of the top-performing stocks in the Portfolio included Capital One, which posted gains as its earnings estimates increased while credit quality remained strong. Harley Davidson also provided positive returns due to retail sales of motorcycles that exceeded expectations. Information technology and telecommunications holdings were some of the weakest performers. Nokia fell 28% in the final quarter of the period as the company lost market share to rivals due to insufficient product offerings of mid-range camera phones. Texas Instruments also declined during the same period due to worries about slowing handset sales in 2004.

While company earnings remained strong, rising interest rates and more widespread commodity inflation could affect the market going forward. There also continue to be concerns about the war in Iraq and the possibility of a terrorist attack against the United States. Though these issues are unpredictable, they could keep a short-term cloud over stock market performance.

  INDUSTRY BREAKDOWN AND PERFORMANCE
                                                             AS OF JUNE 30, 2004

  Financials                                   29.3%
       Insurance                        14.0%
       Diversified Financials           11.1%
       Banks                             4.2%
  Information Technology                       17.1%
  Consumer Discretionary                       14.4%
  Healthcare                                   13.0%
  Consumer Staples                             10.5%
  Telecommunications                            4.2%
  Industrials                                   4.1%
  Energy                                        3.9%
  Money Market Mutual Funds                     3.5%

  SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS.

               CUMULATIVE                 AVERAGE ANNUAL
              TOTAL RETURN*                TOTAL RETURN*

                  SINCE                                      SINCE
                INCEPTION      1 YEAR   5 YEAR    10 YEAR  INCEPTION
  ------------------------------------------------------------------
  Class I        256.09%        16.28%    0.14%    12.72%   12.34%
  Class A        228.21%         9.34%   (1.28)%   11.81%   11.50%
  Class B        217.17%        10.17%   (1.30)%   11.51%   11.15%
  Class C        217.67%        14.18%   (0.87)%   11.53%   11.17%
  S&P 500        210.01%        19.09%   (2.20)%   11.82%   10.92%

[CHART]

COMPARISON OF 10 YEAR CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CORE EQUITY PORTFOLIO (CLASS I) AND THE S&P 500.

             S&P 500      CORE CLASS I
            INV. VALUE     INV. VALUE
Inception
Dec 93      $   750,000   $   750,000
Jan 94      $   775,500   $   783,225
Feb 94      $   754,484   $   769,049
Mar 94      $   721,588   $   743,439
Apr 94      $   730,825   $   755,557
May 94      $   742,810   $   767,646
Jun 94      $   724,611   $   751,295
Jul 94      $   748,379   $   774,135
Aug 94      $   779,062   $   813,461
Sep 94      $   759,975   $   797,029
Oct 94      $   777,075   $   808,984
Nov 94      $   748,789   $   779,052
Dec 94      $   759,871   $   789,569
Jan 95      $   779,552   $   813,730
Feb 95      $   809,954   $   836,433
Mar 95      $   833,848   $   859,937
Apr 95      $   858,447   $   881,951
May 95      $   892,784   $   908,586
Jun 95      $   913,497   $   933,027
Jul 95      $   943,825   $   966,616
Aug 95      $   946,185   $   966,616
Sep 95      $   986,114   $   981,212
Oct 95      $   982,564   $   964,335
Nov 95      $ 1,025,698   $ 1,007,344
Dec 95      $ 1,045,494   $ 1,022,555
Jan 96      $ 1,081,041   $ 1,063,969
Feb 96      $ 1,091,095   $ 1,080,248
Mar 96      $ 1,101,569   $ 1,110,386
Apr 96      $ 1,117,762   $ 1,121,823
May 96      $ 1,146,601   $ 1,154,356
Jun 96      $ 1,150,958   $ 1,152,740
Jul 96      $ 1,100,085   $ 1,107,899
Aug 96      $ 1,123,297   $ 1,134,821
Sep 96      $ 1,186,539   $ 1,187,249
Oct 96      $ 1,219,287   $ 1,219,186
Nov 96      $ 1,311,465   $ 1,306,114
Dec 96      $ 1,285,498   $ 1,287,698
Jan 97      $ 1,365,842   $ 1,368,437
Feb 97      $ 1,376,495   $ 1,356,258
Mar 97      $ 1,319,922   $ 1,328,454
Apr 97      $ 1,398,721   $ 1,368,441
May 97      $ 1,483,903   $ 1,451,095
Jun 97      $ 1,550,382   $ 1,485,050
Jul 97      $ 1,673,792   $ 1,612,319
Aug 97      $ 1,580,060   $ 1,557,339
Sep 97      $ 1,666,647   $ 1,665,730
Oct 97      $ 1,610,981   $ 1,625,419
Nov 97      $ 1,685,570   $ 1,711,241
Dec 97      $ 1,714,561   $ 1,753,167
Jan 98      $ 1,733,593   $ 1,767,718
Feb 98      $ 1,858,585   $ 1,872,367
Mar 98      $ 1,953,745   $ 1,974,411
Apr 98      $ 1,973,477   $ 1,971,647
May 98      $ 1,939,534   $ 1,915,060
Jun 98      $ 2,018,279   $ 1,968,108
Jul 98      $ 1,996,683   $ 1,929,730
Aug 98      $ 1,707,963   $ 1,663,813
Sep 98      $ 1,817,443   $ 1,784,439
Oct 98      $ 1,965,201   $ 1,926,124
Nov 98      $ 2,084,292   $ 2,032,253
Dec 98      $ 2,204,348   $ 2,152,156
Jan 99      $ 2,297,151   $ 2,223,608
Feb 99      $ 2,225,480   $ 2,224,497
Mar 99      $ 2,314,499   $ 2,299,685
Apr 99      $ 2,404,070   $ 2,365,686
May 99      $ 2,347,334   $ 2,352,438
Jun 99      $ 2,477,611   $ 2,473,824
Jul 99      $ 2,400,309   $ 2,436,964
Aug 99      $ 2,388,308   $ 2,385,057
Sep 99      $ 2,322,868   $ 2,380,525
Oct 99      $ 2,469,906   $ 2,583,584
Nov 99      $ 2,520,045   $ 2,578,933
Dec 99      $ 2,668,475   $ 2,633,091
Jan 00      $ 2,534,518   $ 2,563,438
Feb 00      $ 2,486,616   $ 2,480,066
Mar 00      $ 2,729,807   $ 2,710,131
Apr 00      $ 2,647,639   $ 2,644,674
May 00      $ 2,593,363   $ 2,699,574
Jun 00      $ 2,657,419   $ 2,675,294
Jul 00      $ 2,615,963   $ 2,662,620
Aug 00      $ 2,778,414   $ 2,809,428
Sep 00      $ 2,631,714   $ 2,809,421
Oct 00      $ 2,620,661   $ 2,931,983
Nov 00      $ 2,414,153   $ 2,827,383
Dec 00      $ 2,425,982   $ 2,913,722
Jan 01      $ 2,512,105   $ 2,900,373
Feb 01      $ 2,283,001   $ 2,762,029
Mar 01      $ 2,138,487   $ 2,596,996
Apr 01      $ 2,304,647   $ 2,709,908
May 01      $ 2,320,088   $ 2,739,047
Jun 01      $ 2,263,710   $ 2,656,474
Jul 01      $ 2,241,526   $ 2,632,181
Aug 01      $ 2,101,206   $ 2,494,924
Sep 01      $ 1,931,639   $ 2,349,235
Oct 01      $ 1,968,533   $ 2,382,083
Nov 01      $ 2,119,520   $ 2,541,456
Dec 01      $ 2,138,172   $ 2,554,996
Jan 02      $ 2,106,954   $ 2,459,877
Feb 02      $ 2,066,290   $ 2,374,006
Mar 02      $ 2,143,982   $ 2,463,846
Apr 02      $ 2,014,057   $ 2,305,229
May 02      $ 1,999,153   $ 2,274,827
Jun 02      $ 1,856,813   $ 2,084,503
Jul 02      $ 1,712,168   $ 1,908,478
Aug 02      $ 1,723,297   $ 1,949,506
Sep 02      $ 1,536,147   $ 1,713,890
Oct 02      $ 1,671,174   $ 1,859,697
Nov 02      $ 1,769,439   $ 1,985,620
Dec 02      $ 1,665,573   $ 1,870,548
Jan 03      $ 1,622,102   $ 1,850,649
Feb 03      $ 1,597,770   $ 1,840,036
Mar 03      $ 1,613,268   $ 1,851,955
Apr 03      $ 1,746,040   $ 2,047,107
May 03      $ 1,837,882   $ 2,150,657
Jun 03      $ 1,861,407   $ 2,142,022
Jul 03      $ 1,894,168   $ 2,176,570
Aug 03      $ 1,931,104   $ 2,181,886
Sep 03      $ 1,910,634   $ 2,199,136
Oct 03      $ 2,018,585   $ 2,344,149
Nov 03      $ 2,036,349   $ 2,360,113
Dec 03      $ 2,143,053   $ 2,442,863
Jan 04      $ 2,182,486   $ 2,532,057
Feb 04      $ 2,212,822   $ 2,546,701
Mar 04      $ 2,179,408   $ 2,517,414
Apr 04      $ 2,145,192   $ 2,470,842
May 04      $ 2,174,581   $ 2,488,138
Jun 04      $ 2,216,768   $ 2,490,874

PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. MINIMUM INVESTMENT FOR CLASS I IS $750,000. THE GRAPH AND THE PERFORMANCE TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. CALL FIRST FUNDS AT 800.442.1941 TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2004 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 8/2/1993. ON 12/9/1993, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A ..75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO 12/9/1993 FOR CLASS C SHARES IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS C PERFORMANCE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 15.18% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 12/20/1995, WHICH INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS A SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS A PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 8/3/1999.THESE SHARES INCLUDE A 1.00% DISTRIBUTION FEE. PERFORMANCE INFORMATION FOR CLASS B SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C AND CLASS I PERFORMANCE DATA. CLASS B PERFORMANCE SHOWN IS NET OF CDSC. CLASS B SHARES OF THE PORTFOLIO ARE SUBJECT TO A 5.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

                                      FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

CAPITAL APPRECIATION PORTFOLIO MANAGERS
PORTFOLIO MANAGEMENT TEAM

[PHOTO]

A team of portfolio managers is responsible for the day-to-day operations of the Portfolio. The team is lead by GERALD S. FREY, managing director/chief investment officer, growth equities of Delaware Investments, who has 24 years of professional experience.

OTHER TEAM MEMBERS

MARSHALL T. BASSETT, Senior Vice President/Portfolio Manager, Consumer & Retail Sector Specialty
JOHN A. HEFFERN, Senior Vice President/Portfolio Manager, Business & Financial Services Sector Specialty
MATTHEW TODOROW, Vice President/Portfolio Manager, Healthcare Sector Specialty JEFFREY W. HYNOSKI, Vice President/Portfolio Manager, Technology Sector Specialty
STEVEN T. LAMPE, Vice President/Portfolio Manager, Healthcare Sector Specialty LORI P. WACHS, Vice President/Portfolio Manager, Consumer & Retail Sector Specialty

FISCAL YEAR REVIEW
MARKET REVIEW AND PORTFOLIO UPDATE

Improved sentiment regarding an overall economic rebound drove stocks higher during the past year. Size was a factor in overall returns, as the small-capitalization Russell 2000 Growth Index outperformed indices of larger-capitalization companies. During the early part of the period, stocks typically characterized as lower in quality performed the best. Toward the end of the period, the equity market cooled as inflation fears prompted concerns about a possible end to the Federal Reserve's accommodative interest rate policy.

Within the Portfolio, the best performing stocks were not concentrated in any one sector, as companies that delivered positive results were generally rewarded. Urban Outfitters, Inc. was the fund's biggest contributor to performance as it rose more than 220% thanks to strong sales and earnings growth. Several healthcare-related stocks also posted significant gains during the year due to positive results regarding drugs in development. Nektar Therapeutics and Neurochem were each up more than 90% for the 12-month period.

Few stocks in the fund experienced significant declines during the past year. CV Therapeutics was the fund's worst performing stock as it declined due to negative results regarding its developmental drug for angina. We exited from CV Therapeutics as a result of this news but have subsequently reentered into the stock because of favorable FDA approval for this drug. Asyst Technology was also down considerably during the year as its reported earnings and sales did not live up to expectations. We exited from Asyst as a result of this adverse development.

Looking forward, we are concerned that inflationary pressures may dampen the ensuing economic rebound. However, we believe opportunities remain for individual companies to post strong returns. It also is our feeling that gains may be spread across the leaders in various sectors of the market, rather than concentrated in any one sector. As always, we remain committed to finding and holding those companies that we believe may have solid competitive advantages to thrive in the current environment.

  INDUSTRY BREAKDOWN AND PERFORMANCE
                                                             AS OF JUNE 30, 2004

  Healthcare                                       23.6%
  Financials                                       17.0%
  Technology                                       16.4%
  Consumer Non-Durables                            13.7%
  Consumer Services                                 9.7%
  Business Services                                 8.8%
  U.S. Government & Agency Obligations              3.0%
  Consumer Durables                                 2.4%
  Transportation                                    2.0%
  Materials                                         2.0%
  Capital Goods                                     1.4%
  Money Market Mutual Funds                         0.0%**

  SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS.

  ** LESS THAN 0.05% OF TOTAL VALUE OF INVESTMENTS.

                   CUMULATIVE               AVERAGE ANNUAL
                  TOTAL RETURN*              TOTAL RETURN*

                    SINCE                                    SINCE
                  INCEPTION       1 YEAR      5 YEAR       INCEPTION
  ------------------------------------------------------------------
  Class I           49.74%         23.74%      7.29%         6.09%
  Class A           31.38%         16.49%      5.67%         4.13%
  Class B           33.46%         17.54%      6.01%         4.37%
  Class C           32.19%         21.58%      6.13%         4.22%
  Russell 2000
  Growth Index       9.40%         30.96%     (0.69)%        1.32%

[CHART]

COMPARISON OF SINCE INCEPTION CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2000 GROWTH INDEX.

              RUSSELL     CAP AP CLASS I
            INV. VALUES     INV. VALUE
Sep 97      $   809,850      $   788,250
Oct 97      $   761,259      $   728,974
Nov 97      $   743,141      $   720,007
Dec 97      $   743,587      $   742,543
Jan 98      $   733,697      $   745,514
Feb 98      $   798,483      $   816,785
Mar 98      $   832,019      $   861,790
Apr 98      $   837,094      $   863,255
May 98      $   776,238      $   808,524
Jun 98      $   784,155      $   805,533
Jul 98      $   718,678      $   750,032
Aug 98      $   552,807      $   597,025
Sep 98      $   608,862      $   611,294
Oct 98      $   640,645      $   657,813
Nov 98      $   690,359      $   694,585
Dec 98      $   752,836      $   754,389
Jan 99      $   786,714      $   728,212
Feb 99      $   714,729      $   670,537
Mar 99      $   740,174      $   691,324
Apr 99      $   805,531      $   722,088
May 99      $   806,820      $   750,538
Jun 99      $   849,339      $   789,791
Jul 99      $   823,095      $   772,100
Aug 99      $   792,311      $   748,242
Sep 99      $   807,603      $   745,923
Oct 99      $   828,277      $   762,855
Nov 99      $   915,826      $   831,283
Dec 99      $ 1,077,286      $   964,288
Jan 00      $ 1,067,267      $   947,371
Feb 00      $ 1,315,621      $ 1,184,214
Mar 00      $ 1,177,349      $ 1,224,200
Apr 00      $ 1,058,437      $ 1,116,544
May 00      $   965,718      $ 1,008,889
Jun 00      $ 1,090,488      $ 1,112,700
Jul 00      $   997,033      $ 1,114,238
Aug 00      $ 1,101,921      $ 1,189,597
Sep 00      $ 1,047,156      $ 1,181,138
Oct 00      $   962,127      $ 1,122,696
Nov 00      $   787,405      $   971,978
Dec 00      $   835,594      $ 1,059,562
Jan 01      $   903,193      $ 1,055,590
Feb 01      $   779,365      $   925,503
Mar 01      $   708,521      $   831,165
Apr 01      $   795,244      $   897,698
May 01      $   813,694      $   963,238
Jun 01      $   836,884      $   991,043
Jul 01      $   765,498      $   879,824
Aug 01      $   717,654      $   832,158
Sep 01      $   601,825      $   723,918
Oct 01      $   659,720      $   794,423
Nov 01      $   714,807      $   842,089
Dec 01      $   759,340      $   921,531
Jan 02      $   732,307      $   883,796
Feb 02      $   684,927      $   831,165
Mar 02      $   744,447      $   889,754
Apr 02      $   728,367      $   879,824
May 02      $   685,757      $   847,054
Jun 02      $   627,605      $   797,402
Jul 02      $   530,640      $   697,106
Aug 02      $   530,056      $   702,072
Sep 02      $   491,309      $   662,350
Oct 02      $   515,875      $   697,106
Nov 02      $   566,688      $   762,646
Dec 02      $   527,247      $   734,842
Jan 03      $   512,642      $   716,967
Feb 03      $   498,647      $   698,099
Mar 03      $   505,678      $   724,911
Apr 03      $   553,262      $   797,402
May 03      $   615,228      $   887,768
Jun 03      $   626,548      $   907,629
Jul 03      $   673,727      $   953,308
Aug 03      $   709,637      $   991,043
Sep 03      $   691,328      $   960,259
Oct 03      $   750,851      $ 1,029,771
Nov 03      $   775,029      $ 1,085,381
Dec 03      $   778,051      $ 1,084,388
Jan 04      $   818,743      $ 1,137,018
Feb 04      $   817,188      $ 1,128,081
Mar 04      $   820,620      $ 1,156,847
Apr 04      $   779,261      $ 1,072,397
May 04      $   794,456      $ 1,105,213
Jun 04      $   820,514      $ 1,123,117

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. CALL FIRST FUNDS AT 800.442.1941 TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2004 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 9/2/1997. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 10/2/1997. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. ON 10/2/1997, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 22.58% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 8/3/1999. THESE SHARES INCLUDE A 1.00% DISTRIBUTION FEE. CLASS B SHARES OF CAPITAL APPRECIATION PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C PERFORMANCE DATA. CLASS B PERFORMANCE SHOWN IS NET OF CDSC. CLASS B SHARES OF THE PORTFOLIO ARE SUBJECT TO A 5.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

                                         FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT, TED L. FLICKINGER, JR. AND MICHAEL W. HOLT

[PHOTO OF RALPH W. HERBERT, TED L. FLICKINGER, JR AND MICHAEL W. HOLT]

MR. HERBERT is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank which merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Horizon National Corporation.

MR. FLICKINGER is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 24-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

MR. HOLT is a Chartered Financial Analyst, holds a M.B.A. and is senior vice president for Martin & Company. Prior to joining the firm in 2002, he was senior vice president, fixed income portfolio manager, and head of fixed income research for Wachovia Asset Management. Mr. Holt's 17-year investment career also includes being a fixed income portfolio manager with Third National Bank (now SunTrust) and a fixed income account representative with Morgan Keegan & Company.

FISCAL YEAR REVIEW
MARKET REVIEW AND PORTFOLIO UPDATE

During the first nine months of the period, the performance of various indices showed that issues with greater sensitivity to credit quality improvements delivered better performance. As the economy continued on an expansionary path, the Federal Reserve (the Fed) left the federal funds rate at 1% and then in June, the Fed raised the rate by .25% as concerns about inflation heightened.

At the beginning of the 12-month period, we responded to a rapid rise in interest rates by extending the targeted duration of the Portfolio to 90% of the Lehman Brothers Intermediate Government/ Credit Index. During the last three months of 2003, we reduced the Portfolio's duration to 85% of the index and concentrated Portfolio assets in corporate and agency bonds, which performed better than Treasury securities of comparable duration.

When rates declined in early 2004, we reduced the Portfolio's targeted duration to 82% of the index. We then added to the Portfolio's position in short-term corporate bonds and funded purchases with sales from short-term agency securities or with accumulated cash. We invested the corporate sector of the Portfolio primarily in issues rated A or higher.

During the final quarter, interest rates moved higher as the bond market interpreted stronger economic data and collectively estimated how the Fed would manage monetary policy. As a result, bonds posted their weakest quarterly performance since the third quarter of 1980. When interest rates climbed higher in April and May, we added duration to the Portfolio. As rates rallied at quarter-end, we cut the targeted duration to approximately 3.2 years.

Going forward, we believe that inflation remains a concern. In response, we have defensively positioned the Portfolio with a duration target that may help preserve principal value in a rising rate environment.

  INDUSTRY BREAKDOWN AND PERFORMANCE
                                                             AS OF JUNE 30, 2004

  U.S. Government & Agency Obligations              46.2%
  Financials                                        29.4%
       Banks                             11.4%
       Broker/Dealers                    11.4%
       Insurance                          3.7%
       Financial Services                 2.4%
       Leasing Company                    0.5%
  Industrials                                       23.2%
  Utilities                                          0.8%
  Money Market Mutual Funds                          0.4%
  Mortgage-Backed Obligations                        0.0%**

  SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS.

  ** LESS THAN 0.05% OF TOTAL VALUE OF INVESTMENTS.

                      CUMULATIVE             AVERAGE ANNUAL
                     TOTAL RETURN*            TOTAL RETURN*

                         SINCE                              SINCE
                       INCEPTION      1 YEAR     5 YEAR   INCEPTION
  -----------------------------------------------------------------
  Class I                44.78%       (0.43)%     6.46%     6.02%
  Class A                37.47%       (4.20)%     5.44%     5.17%
  Class B                36.36%       (5.16)%     5.34%     5.20%
  Class C                36.32%       (2.16)%     5.65%     5.19%
  Lehman Bros.
  Intermediate
  Gov't/Credit Index     47.63%       (0.06)%     6.74%     6.34%

[CHART]

COMPARISON OF SINCE INCEPTION CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

            LEHMAN INT    INT. BOND CLASS I
            INV. VALUE    INV. VALUE
Inception
Mar 98      $   752,400         $   752,100
Apr 98      $   756,162         $   755,785
May 98      $   761,682         $   761,832
Jun 98      $   766,557         $   766,250
Jul 98      $   769,240         $   768,472
Aug 98      $   781,317         $   779,923
Sep 98      $   800,928         $   795,131
Oct 98      $   800,127         $   794,893
Nov 98      $   800,047         $   795,528
Dec 98      $   803,247         $   798,870
Jan 99      $   807,665         $   802,784
Feb 99      $   795,792         $   794,435
Mar 99      $   801,761         $   799,202
Apr 99      $   804,246         $   800,640
May 99      $   798,053         $   794,876
Jun 99      $   798,612         $   793,842
Jul 99      $   797,893         $   792,890
Aug 99      $   798,532         $   793,603
Sep 99      $   805,958         $   801,698
Oct 99      $   808,053         $   803,141
Nov 99      $   809,104         $   804,507
Dec 99      $   806,434         $   801,047
Jan 00      $   803,450         $   798,241
Feb 00      $   810,038         $   803,616
Mar 00      $   818,463         $   811,796
Apr 00      $   816,580         $   811,438
May 00      $   817,887         $   812,061
Jun 00      $   832,282         $   825,426
Jul 00      $   838,607         $   831,178
Aug 00      $   848,503         $   842,155
Sep 00      $   856,224         $   850,465
Oct 00      $   860,163         $   855,416
Nov 00      $   871,861         $   868,197
Dec 00      $   887,903         $   886,416
Jan 01      $   902,465         $   898,475
Feb 01      $   911,038         $   906,746
Mar 01      $   918,053         $   913,454
Apr 01      $   915,666         $   911,215
May 01      $   920,794         $   915,320
Jun 01      $   924,201         $   918,509
Jul 01      $   943,424         $   936,282
Aug 01      $   952,858         $   944,954
Sep 01      $   966,770         $   963,716
Oct 01      $   982,819         $   977,960
Nov 01      $   972,990         $   968,118
Dec 01      $   967,639         $   963,607
Jan 02      $   972,671         $   968,635
Feb 02      $   980,355         $   974,521
Mar 02      $   965,453         $   958,654
Apr 02      $   981,383         $   974,097
May 02      $   991,197         $   987,639
Jun 02      $   999,721         $   997,445
Jul 02      $ 1,011,518         $ 1,013,902
Aug 02      $ 1,026,590         $ 1,024,568
Sep 02      $ 1,044,966         $ 1,039,146
Oct 02      $ 1,040,890         $ 1,038,152
Nov 02      $ 1,039,954         $ 1,037,102
Dec 02      $ 1,062,625         $ 1,055,867
Jan 03      $ 1,062,518         $ 1,053,813
Feb 03      $ 1,077,500         $ 1,068,619
Mar 03      $ 1,078,577         $ 1,067,402
Apr 03      $ 1,086,774         $ 1,074,178
May 03      $ 1,108,619         $ 1,091,967
Jun 03      $ 1,107,843         $ 1,090,659
Jul 03      $ 1,077,709         $ 1,062,663
Aug 03      $ 1,080,296         $ 1,064,006
Sep 03      $ 1,107,627         $ 1,089,709
Oct 03      $ 1,097,216         $ 1,079,710
Nov 03      $ 1,098,752         $ 1,079,948
Dec 03      $ 1,108,311         $ 1,089,484
Jan 04      $ 1,115,626         $ 1,094,877
Feb 04      $ 1,127,005         $ 1,104,389
Mar 04      $ 1,135,796         $ 1,111,788
Apr 04      $ 1,108,877         $ 1,088,885
May 04      $ 1,103,887         $ 1,083,768
Jun 04      $ 1,107,199         $ 1,086,044

PLEASE NOTE: CLASS I INCEPTION IS MARCH 2, 1998. MINIMUM INVESTMENT FOR CLASS I IS $750,000. THE GRAPH AND THE PERFORMANCE TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. CALL FIRST FUNDS AT 800.442.1941 TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2004 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 3/2/1998. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 3/9/1998. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.50% INITIAL SALES CHARGE. ON 5/19/1998, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A .50% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE SIXTEEN MONTHS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (1.17)% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 10/28/2002. THESE SHARES INCLUDE A 0.70% DISTRIBUTION FEE. CLASS B SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C PERFORMANCE DATA. CLASS B SHARES OF THE INTERMEDIATE BOND PORTFOLIO ARE SUBJECT TO A 4.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS. TREASURY BONDS ARE GUARANTEED AS TO THE TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL IF HELD TO MATURITY.

                                        FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER Jr.]

MR. HERBERT is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank which merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Horizon National Corporation.

MR. FLICKINGER is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 24-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

FISCAL YEAR REVIEW
MARKET REVIEW AND PORTFOLIO UPDATE

During the first quarter of the period, eight- to 12-year municipals were the only sub-sector of intermediate bonds that posted negative returns. From October through December, a municipal yield curve flattening resulted in moderate returns in the longer end of the yield curve and meager returns in the short end. Overall, intermediate-term municipals finished 2003 with positive returns.

The first three months of 2004 saw heavy new issuance in the municipal market. Tennessee had nearly $860 million in new issues this quarter. Meanwhile, March new issuance alone was almost $40 billion nationwide. From April through June, interest rates climbed in anticipation of a change in the Federal Reserve monetary policy. Except for long-term municipal bonds, the six- to 12-year sector of the municipal yield curve was the worst performing sector of the municipal market. While new issue volume was moderately heavy nationwide, it was down nearly 10% from the prior year. Tennessee new issuance also was down almost 30% for the quarter from a year ago.

Early in the 12-month period, we extended the duration of the Portfolio from 5.1 years to 5.3 years as real returns increased to a level that we felt comfortable with taking greater interest rate risk. During the last three months of 2003, we allowed the duration to shorten from 5.3 years to 5.0 years as interest rates fell almost 0.50%. In February 2004, we extended the average maturity from 7.8 to 8.3 years and held this duration into April. We then allowed the Portfolio to shorten to eight years because relative values decreased and interest rates started to drop at fiscal year-end.

If interest rates start to rise again, the number of new issues could be reduced even further. However, mid-year calls, maturities and coupon payments are larger now than at other times of the year and may help support the municipal market, especially if new issues remain sparse.

 INDUSTRY BREAKDOWN AND PERFORMANCE
                                                             AS OF JUNE 30, 2004

  General Obligation Bonds                     56.1%
  Health & Education                           24.8%
  Utilities                                    12.3%
  Housing                                       3.0%
  Other                                         2.1%
  General Revenue                               1.3%
  Money Market Mutual Funds                     0.4%

  SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS.

                    CUMULATIVE            AVERAGE ANNUAL
                   TOTAL RETURN*           TOTAL RETURN*

                      SINCE                                SINCE
                    INCEPTION       1 YEAR    5 YEAR     INCEPTION
  ----------------------------------------------------------------
  Class I            50.94%         (0.22)%    4.81%       4.93%
  Class A            42.67%         (4.20)%    3.77%       4.26%
  Class B            44.24%         (4.88)%    3.72%       4.38%
  Class C            45.76%         (1.71)%    4.28%       4.51%
  Lehman Bros.
  10-Year
  Municipal
  Bond Index         62.10%          0.43%     6.10%       5.81%

[CHART]

COMPARISON OF SINCE INCEPTION CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

            LEHMANS CLASS I   TTF CLASS I
            INVESTMENTS       INVESTMENTS
Inception
Dec 95          $   754,575   $   755,175
Jan 96          $   762,196   $   759,706
Feb 96          $   759,071   $   756,895
Mar 96          $   749,659   $   746,753
Apr 96          $   747,035   $   741,899
May 96          $   744,943   $   740,860
Jun 96          $   752,020   $   745,083
Jul 96          $   759,240   $   753,503
Aug 96          $   759,240   $   756,743
Sep 96          $   767,060   $   763,856
Oct 96          $   776,725   $   771,113
Nov 96          $   792,415   $   783,836
Dec 96          $   788,849   $   782,582
Jan 97          $   791,925   $   782,112
Feb 97          $   799,369   $   789,229
Mar 97          $   788,658   $   779,206
Apr 97          $   794,494   $   784,115
May 97          $   805,776   $   796,269
Jun 97          $   814,639   $   806,700
Jul 97          $   837,530   $   828,562
Aug 97          $   829,406   $   819,696
Sep 97          $   839,940   $   830,188
Oct 97          $   844,392   $   834,339
Nov 97          $   848,276   $   838,427
Dec 97          $   861,679   $   850,082
Jan 98          $   871,243   $   858,412
Feb 98          $   871,243   $   859,013
Mar 98          $   870,633   $   861,762
Apr 98          $   865,845   $   860,039
May 98          $   880,564   $   869,327
Jun 98          $   883,822   $   872,630
Jul 98          $   885,236   $   874,288
Aug 98          $   900,640   $   885,305
Sep 98          $   914,059   $   893,715
Oct 98          $   914,425   $   897,022
Nov 98          $   917,168   $   899,444
Dec 98          $   920,011   $   901,962
Jan 99          $   934,087   $   914,048
Feb 99          $   925,681   $   908,381
Mar 99          $   925,218   $   910,107
Apr 99          $   927,716   $   911,654
May 99          $   921,222   $   908,099
Jun 99          $   904,087   $   894,659
Jul 99          $   910,144   $   899,043
Aug 99          $   906,777   $   896,256
Sep 99          $   909,860   $   897,869
Oct 99          $   903,491   $   891,494
Nov 99          $   913,339   $   898,537
Dec 99          $   908,590   $   896,111
Jan 00          $   904,864   $   893,170
Feb 00          $   912,013   $   896,337
Mar 00          $   929,706   $   908,130
Apr 00          $   925,057   $   904,957
May 00          $   919,600   $   899,118
Jun 00          $   944,613   $   919,983
Jul 00          $   957,648   $   930,835
Aug 00          $   972,492   $   942,653
Sep 00          $   968,018   $   939,439
Oct 00          $   977,892   $   947,617
Nov 00          $   983,173   $   952,894
Dec 00          $ 1,006,277   $   970,615
Jan 01          $ 1,019,258   $   981,737
Feb 01          $ 1,020,991   $   984,011
Mar 01          $ 1,029,669   $   991,359
Apr 01          $ 1,017,005   $   984,280
May 01          $ 1,028,090   $   993,640
Jun 01          $ 1,034,258   $   998,076
Jul 01          $ 1,048,428   $ 1,009,415
Aug 01          $ 1,066,356   $ 1,022,729
Sep 01          $ 1,064,863   $ 1,024,274
Oct 01          $ 1,077,641   $ 1,033,780
Nov 01          $ 1,063,740   $ 1,024,477
Dec 01          $ 1,052,464   $ 1,017,063
Jan 02          $ 1,072,356   $ 1,031,520
Feb 02          $ 1,087,690   $ 1,042,086
Mar 02          $ 1,065,284   $ 1,025,584
Apr 02          $ 1,089,999   $ 1,045,140
May 02          $ 1,095,122   $ 1,049,666
Jun 02          $ 1,108,701   $ 1,061,321
Jul 02          $ 1,123,447   $ 1,072,005
Aug 02          $ 1,138,052   $ 1,081,720
Sep 02          $ 1,165,251   $ 1,099,618
Oct 02          $ 1,144,043   $ 1,086,845
Nov 02          $ 1,134,662   $ 1,082,261
Dec 02          $ 1,159,511   $ 1,098,367
Jan 03          $ 1,153,366   $ 1,097,849
Feb 03          $ 1,173,319   $ 1,110,854
Mar 03          $ 1,173,906   $ 1,110,275
Apr 03          $ 1,182,593   $ 1,115,838
May 03          $ 1,216,415   $ 1,137,229
Jun 03          $ 1,210,576   $ 1,134,469
Jul 03          $ 1,159,732   $ 1,102,054
Aug 03          $ 1,169,706   $ 1,107,762
Sep 03          $ 1,209,125   $ 1,134,829
Oct 03          $ 1,199,935   $ 1,127,817
Nov 03          $ 1,212,895   $ 1,135,728
Dec 03          $ 1,225,751   $ 1,143,243
Jan 04          $ 1,230,899   $ 1,145,769
Feb 04          $ 1,252,563   $ 1,159,184
Mar 04          $ 1,245,424   $ 1,154,084
Apr 04          $ 1,211,050   $ 1,131,464
May 04          $ 1,211,777   $ 1,129,540
Jun 04          $ 1,215,776   $ 1,132,025

PLEASE NOTE: CLASS I INCEPTION IS DECEMBER 15, 1995. MINIMUM INVESTMENT FOR CLASS I IS $750,000. THE GRAPH AND THE PERFORMANCE TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. CALL FIRST FUNDS AT 800.442.1941 TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2004 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 12/15/1995. ON 12/15/1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A .50% DISTRIBUTION FEE. ON 12/29/1995, THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES, WHICH INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.75% INITIAL SALES CHARGE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST TWO YEARS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (0.71)% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 8/3/1999.THESE SHARES INCLUDE A 0.70% DISTRIBUTION FEE. CLASS B SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C PERFORMANCE DATA. CLASS B PERFORMANCE SHOWN IS NET OF CDSC. CLASS B SHARES OF THE TENNESSEE TAX-FREE PORTFOLIO ARE SUBJECT TO A 4.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

                                                                     DEFINITIONS

COMMON TERMS

BASIS POINT
Smallest measure of quoting yields on bonds and notes. One basis point is 0.01% of yield.

BOND RATINGS
The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated (NR) issues are sound investments. The rating symbols of the two services are shown in the accompanying table. Moody's ratings may be modified by the addition of 1, 2 and 3 to show relative standing within the major rating categories in which 1 indicates a ranking in the higher end of the category, 2 in a mid-range and 3 in the lower end of the category. Standard & Poor's ratings may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                      MOODY'S INVESTORS          STANDARD & POOR'S CORP.
                      SERVICES, INC.             (PLUS (+) OR MINUS (-))
-------------------------------------------------------------------------
  Prime               Aaa                        AAA
  Excellent           Aa                         AA
  Good                A                          A
  Average             Baa                        BBB
  Fair                Ba                         BB
  Poor                B                          B
  Marginal            Caa                        C

DIVIDEND
Net income distributed to shareholders generated by securities in a portfolio. The Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Core Equity Portfolio and the Capital Appreciation Portfolios pay dividends annually.

GAIN (OR LOSS)
If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS
General Obligation Bonds (GOs) are debt-backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

INSURED BONDS
Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)
NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own.

REVENUE BONDS
Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

SEC YIELD
The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC Yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN
Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to 10 years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

THE RUSSELL 2000(R) GROWTH INDEX, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Funds (comprising the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, (collectively the "Trust")), as of June 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting First Funds as of June 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche L.L.P.

Deloitte & Touche L.L.P.
Denver, Colorado
August 4, 2004

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                        PORTFOLIO OF INVESTMENTS

(AS OF JUNE 30, 2004 - SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

CORE EQUITY PORTFOLIO

                                                               SHARES            VALUE
                                                               ------            -----
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 14.4%
MEDIA - 9.1%
Comcast Corp., Class A*                                       810,835   $   22,387,154
McGraw-Hill Co., Inc.                                         172,980       13,245,079
Omnicom Group, Inc.                                           235,415       17,865,644
                                                                        --------------

TOTAL MEDIA                                                                 53,497,877
                                                                        --------------

MOTORCYCLE MANUFACTURERS - 1.4%
Harley Davidson, Inc.                                         140,250        8,687,085
                                                                        --------------

RETAILING - 3.9%
Home Depot, Inc.                                              649,590       22,865,568
                                                                        --------------

TOTAL CONSUMER DISCRETIONARY                                                85,050,530
                                                                        --------------

CONSUMER STAPLES - 10.5%
FOOD, BEVERAGE & TOBACCO - 8.4%
Costco Wholesale Corp.                                        659,000       27,065,130
Pepsico, Inc.                                                 419,800       22,618,824
                                                                        --------------

TOTAL FOOD, BEVERAGE & TOBACCO                                              49,683,954
                                                                        --------------

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Colgate-Palmolive Co.                                         214,825       12,556,521
                                                                        --------------

TOTAL CONSUMER STAPLES                                                      62,240,475
                                                                        --------------

ENERGY - 3.9%
ENERGY - 3.9%
Exxon Mobil Corp.                                             523,300       23,239,753
                                                                        --------------

TOTAL ENERGY                                                                23,239,753
                                                                        --------------
FINANCIALS - 29.3%
BANKS - 4.2%
Wells Fargo & Co.                                             437,506       25,038,468
                                                                        --------------

DIVERSIFIED FINANCIALS - 11.1%
Capital One Financial Corp.                                   407,300       27,851,174
Federal Home Loan Mortgage Corp.                               52,175        3,302,677
Federal National Mortgage Association                         163,800       11,688,768
J. P. Morgan Chase & Co.                                      576,300       22,343,151
                                                                        --------------

TOTAL DIVERSIFIED FINANCIALS                                                65,185,770
                                                                        --------------

INSURANCE - 14.0%
AFLAC, Inc.                                                   549,500       22,425,095
American International Group, Inc.                            345,670       24,639,358
Fidelity National Financial, Inc.                             269,420       10,060,143
XL Capital Ltd., Class A                                      337,400       25,460,204
                                                                        --------------

TOTAL INSURANCE                                                             82,584,800
                                                                        --------------

TOTAL FINANCIALS                                                           172,809,038
                                                                        --------------

HEALTHCARE - 13.0%
HEALTHCARE EQUIPMENT & SUPPLIES - 3.7%
Medtronic, Inc.                                               448,450       21,848,484
                                                                        --------------

PHARMACEUTICALS & BIOTECHNOLOGY - 9.3%
Cardinal Health, Inc.                                         371,690       26,036,885
Pfizer, Inc.                                                  830,115       28,456,342
                                                                        --------------

TOTAL PHARMACEUTICALS & BIOTECH.                                            54,493,227
                                                                        --------------

TOTAL HEALTHCARE                                                            76,341,711
                                                                        --------------
INDUSTRIALS - 4.1%
CAPITAL GOODS - 4.1%
General Electric Co.                                          744,200   $   24,112,080
                                                                        --------------

TOTAL INDUSTRIALS                                                           24,112,080
                                                                        --------------

INFORMATION TECHNOLOGY - 17.1%
SOFTWARE - 4.1%
Microsoft Corp.                                               847,100       24,193,176
                                                                        --------------

TECHNOLOGY HARDWARE & EQUIPMENT - 13.0%
Flextronics International, Ltd.*                            1,162,676       18,544,682
Hewlett-Packard Co.                                           857,250       18,087,975
Intel Corp.                                                   697,600       19,253,760
Nokia Corp., ADR                                              549,900        7,995,546
Texas Instruments, Inc.                                       522,375       12,631,028
                                                                        --------------

TOTAL TECHNOLOGY HARDWARE
& EQUIPMENT                                                                 76,512,991
                                                                        --------------

TOTAL INFORMATION TECHNOLOGY                                               100,706,167
                                                                        --------------

TELECOMMUNICATIONS - 4.2%
TELECOMMUNICATION SERVICES - 4.2%
Vodafone Group, plc ADR                                     1,110,125       24,533,763
                                                                        --------------

TOTAL TELECOMMUNICATIONS                                                    24,533,763
                                                                        --------------

TOTAL COMMON STOCKS                                                        569,033,517
 (Cost $499,668,476)                                                    --------------

MONEY MARKET MUTUAL FUNDS - 3.5%
SSgA Prime Money Market Fund                               10,425,619       10,425,619
SSgA U.S.Treasury Money Market Fund                        10,244,221       10,244,221
                                                                        --------------

TOTAL MONEY MARKET MUTUAL FUNDS                                             20,669,840
 (Cost $20,669,840)                                                     --------------

TOTAL INVESTMENTS - 100.0%                                              $  589,703,357
 (Cost $520,338,316)                                                    ==============

*Non-income producing security
ADR - American Depositary Receipt

INCOME TAX INFORMATION:

At June 30, 2004, the net unrealized appreciation based on cost for income tax purposes of $520,728,024 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                  $   91,949,333

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                     (22,974,000)
                                                                        --------------

Net unrealized appreciation                                             $   68,975,333
                                                                        ==============

The primary difference between book and tax net unrealized appreciation is wash sale loss deferrals.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

During the year ended June 30, 2004, the Core Equity Portfolio used capital loss carryovers of $4,747,501.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2004, aggregated $109,208,297 and $230,502,982, respectively.

CAPITAL APPRECIATION PORTFOLIO

DUE                                                                 PRINCIPAL
DATE                      COUPON                                       AMOUNT            VALUE
----                      ------                                    ---------            -----
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.0%
FEDERAL NATIONAL MORTGAGE ASSOCIATION
DISCOUNT NOTES - 3.0%
07/01/04                  1.20%                                $      440,000   $      440,000
07/01/04                  1.15%                                       175,000          175,000
07/01/04                  1.10%                                       280,000          280,000
07/07/04                  1.10%                                       430,000          429,911
07/07/04                  1.08%                                     1,050,000        1,049,784
07/14/04                  1.14%                                       320,000          319,868
07/14/04                  1.13%                                       640,000          639,739
                                                                                --------------

TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS
 (Cost $3,334,340)                                                                   3,334,302
                                                                                --------------

                                                                       SHARES
                                                                       ------
COMMON STOCKS - 97.0%
BUSINESS SERVICES - 8.8%
Advisory Board Co.*                                                    76,200        2,712,720
Charles River Associates, Inc.*                                        28,100          869,695
Corillian Corp. *                                                     271,300        1,367,352
eSpeed, Inc.*                                                          97,900        1,727,935
Gevity HR, Inc.                                                        49,800        1,304,262
Ivillage, Inc.*                                                       172,700        1,096,645
Portfolio Recovery Associates, Inc.*                                   24,900          686,493
                                                                                --------------

TOTAL BUSINESS SERVICES                                                              9,765,102
                                                                                --------------

CAPITAL GOODS - 1.4%
Varian, Inc.*                                                          36,600        1,542,690
                                                                                --------------

CONSUMER DURABLES - 2.4%
Gentex Corp.                                                           24,500          972,160
WCI Communities, Inc.*                                                 12,300          274,413
Winnebago Industries, Inc.                                             38,200        1,424,096
                                                                                --------------

TOTAL CONSUMER DURABLES                                                              2,670,669
                                                                                --------------

CONSUMER NON-DURABLES - 13.7%
America's Car Mart, Inc.*                                              25,600          768,768
Cabela's, Inc.*                                                         8,300          223,685
Coach, Inc.*                                                           43,900        1,983,841
Cost Plus, Inc.*                                                       31,100        1,009,195
Guitar Centers, Inc.*                                                  37,500        1,667,625
Hibbett Sporting Goods, Inc.*                                         103,287        2,824,900
PC Mall, Inc.*                                                         33,600          634,368
Tractor Supply Co.*                                                    39,000        1,630,980
Urban Outfitters, Inc.*                                                72,800        4,434,248
                                                                                --------------

TOTAL CONSUMER NON-DURABLES                                                         15,177,610
                                                                                --------------

CONSUMER SERVICES - 9.7%
Ask Jeeves, Inc.*                                                      40,200        1,569,006
Cheesecake Factory, Inc.*                                              33,800        1,344,902
First Cash Financial Services, Inc.*                                   70,450        1,499,176
Four Seasons Hotel, Inc.                                               21,900        1,318,599
Lin TV Corp.*                                                          43,800          928,560
Mediacom Communications Corp.*                                        201,300        1,574,166
Rare Hospitality Int'l, Inc.*                                          37,850          942,465
Sonic Corp.*                                                           68,762        1,564,336
                                                                                --------------

TOTAL CONSUMER SERVICES                                                             10,741,210
                                                                                --------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                       SHARES            VALUE
                                                                       ------            -----
FINANCIALS - 17.0%
Brookline Bancorp, Inc.                                                72,000   $    1,056,240
Capital Source, Inc.*                                                  77,900        1,904,655
Delphi Financial Group, Inc.                                           56,700        2,523,150
Downey Financial Corp.                                                 56,700        3,019,275
R&G Financial Corp., Class B                                           79,700        2,634,882
RAIT Investment Trust                                                  46,700        1,151,155
Redwood Trust, Inc.                                                    31,000        1,726,080
Silicon Valley Bancshares*                                             37,100        1,471,015
Westamerica Bancorp.                                                   23,000        1,206,350
Westcorp                                                               48,100        2,186,145
                                                                                --------------

TOTAL FINANCIALS                                                                    18,878,947
                                                                                --------------

HEALTHCARE - 23.6%
Abgenix, Inc.*                                                         93,300        1,093,476
Adolor Corp.*                                                          26,000          329,680
Align Technology, Inc. *                                              135,600        2,576,400
Axonyx, Inc.*                                                         188,100          985,644
CV Therapeutics, Inc.*                                                 67,800        1,136,328
Conceptus, Inc.*                                                       78,000          877,500
Digene Corp.*                                                          44,900        1,640,197
Immucor, Inc.*                                                         47,300        1,539,615
Isolagen, Inc.*                                                       109,400        1,124,632
MGI PHARMA, Inc.*                                                      35,700          964,257
Medicis Pharmaceutical Corp.                                           37,000        1,478,150
Nektar Therapeutics*                                                  188,100        3,754,476
Neurochem, Inc.*                                                      102,700        2,142,322
North American Scientific, Inc.*                                      127,600        1,071,840
Pain Therapeutics, Inc.*                                              173,300        1,396,798
POZEN, Inc.*                                                          108,600          742,824
Protein Design Labs, Inc.*                                             53,100        1,015,803
United Therapeutics Corp.*                                             47,500        1,218,375
Wilson Greatbatch Technologies, Inc.*                                  40,500        1,131,975
                                                                                --------------

TOTAL HEALTHCARE                                                                    26,220,292
                                                                                --------------

MATERIALS - 2.0%
Engineered Support Systems, Inc.                                       23,200        1,357,432
Rofin-Sinar Technologies, Inc.*                                        35,900          911,501
                                                                                --------------

TOTAL MATERIALS                                                                      2,268,933
                                                                                --------------

TECHNOLOGY - 16.4%
Agile Software Corp.*                                                 198,600        1,737,750
Akamai Technologies, Inc.*                                             78,500        1,409,075
Cymer, Inc.*                                                           49,000        1,834,560
Intergrated Silicone Soulutions, Inc.*                                 45,600          556,776
Manhattan Associates, Inc.*                                            41,900        1,293,872
MatrixOne, Inc.*                                                      241,200        1,666,692
Netegrity, Inc.*                                                      143,500        1,214,010
O2Micro International, Ltd.*                                          151,300        2,576,639
Power Integrations, Inc.*                                              44,500        1,108,050
Skyworks Solutions, Inc.*                                             240,800        2,102,184
Tessera Technologies, Inc.*                                            64,300        1,158,686
Varian Semiconductor Equipment
  Assiciates, Inc.*                                                    39,300        1,515,408
                                                                                --------------

TOTAL TECHNOLOGY                                                                    18,173,702
                                                                                --------------

TRANSPORTATION - 2.0%
Knight Transportation, Inc.*                                           58,300        1,674,959
Republic Airways Holdings, Inc.*                                       38,800          552,900
                                                                                --------------

TOTAL TRANSPORTATION                                                                 2,227,859
                                                                                --------------

TOTAL COMMON STOCKS                                                                107,667,014
 (Cost $93,118,947)                                                             --------------

MONEY MARKET MUTUAL FUNDS - 0.0%**
SSgA Prime Money Market Fund                                            4,124   $        4,124
SSgA U.S.Treasury Money Market Fund                                     4,105            4,105
                                                                                --------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                          8,229
 (Cost $8,229)                                                                  --------------

TOTAL INVESTMENTS - 100.0%                                                      $  111,009,545
 (Cost $96,461,516)                                                             ==============

*Non-income producing security
** Less than 0.05% of total value of investments

INCOME TAX INFORMATION:

At June 30, 2004, the net unrealized appreciation based on cost for income tax purposes of $96,573,607 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                   $   19,476,036

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                     (5,040,098)
                                                                                --------------

Net unrealized appreciation                                                     $   14,435,938
                                                                                ==============

The primary difference between book and tax net unrealized appreciation is wash sale loss deferrals

At June 30, 2004, the Capital Appreciation Portfolio had capital loss carryovers of $4,292,881 and $2,232,199 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2010, and 2011, respectively. During the year ended June 30, 2004, the Capital Appreciation Portfolio used capital loss carryovers of $6,772,585.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2004, aggregated $95,390,468 and $53,030,931, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE BOND PORTFOLIO

DUE                                                                 PRINCIPAL
DATE                      COUPON                                       AMOUNT            VALUE
----                      ------                                    ---------            -----
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 46.2%
U.S.TREASURY NOTES - 6.0%
05/15/08                  2.625%                               $   14,000,000   $   13,560,862
02/15/14                  4.000%                                   10,000,000        9,530,470
                                                                                --------------

TOTAL U.S.TREASURY NOTES                                                            23,091,332
                                                                                --------------

FEDERAL FARM CREDIT BANK - 0.8%
07/21/08                  3.150%                                    3,000,000        2,912,652
                                                                                --------------

FEDERAL HOME LOAN BANK - 7.2%
03/06/06                  5.125%                                   20,000,000       20,760,300
09/16/13                  4.500%                                    7,000,000        6,700,785
                                                                                --------------

TOTAL FEDERAL HOME LOAN BANK                                                        27,461,085
                                                                                --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.3%
01/15/06                  5.250%                                    6,500,000        6,742,690
01/05/07                  6.700%                                    5,000,000        5,410,535
01/19/07                  3.050%                                    2,500,000        2,485,530
09/15/07                  3.500%                                    1,950,000        1,944,452
01/23/08                  3.650%                                   10,540,000       10,512,912
04/15/08                  5.750%                                    1,750,000        1,867,547
03/15/09                  5.750%                                    4,510,000        4,810,794
07/15/12                  5.125%                                    1,810,000        1,828,875
                                                                                --------------

TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                 35,603,335
                                                                                --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.6%
06/15/05                  5.750%                                    2,000,000        2,068,488
02/15/06                  5.500%                                   14,500,000       15,127,778
05/02/06                  5.500%                                   14,000,000       14,616,812
01/15/07                  5.000%                                   11,000,000       11,434,896
02/15/08                  5.750%                                    2,850,000        3,036,931
02/01/11                  6.250%                                    5,000,000        5,368,205
02/28/12                  5.625%                                   11,000,000       11,250,701
08/01/12                  5.250%                                    4,500,000        4,496,702
                                                                                --------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                 67,400,513
                                                                                --------------

OTHER - 5.3%
Private Export Funding Corp.
03/15/06                  5.340%                                   10,000,000       10,417,940
Tennessee Valley Authority
07/15/04                  4.750%                                   10,000,000       10,008,370
                                                                                --------------

TOTAL OTHER                                                                         20,426,310
                                                                                --------------

TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS                                                                176,895,227
 (Cost $176,656,158)                                                            --------------

CORPORATE BONDS & NOTES - 53.4%
FINANCIALS - 29.4%
BANKS - 11.4%
AmSouth Bank*
02/01/08                  6.450%                                    5,100,000        5,433,188
Bank of America Corp.
01/15/13                  4.875%                                    4,940,000        4,800,722
Bank of New York Co., Inc.
09/01/07                  3.900%                                    2,415,000        2,437,416
Bank One Corp.
08/01/06                  6.875%                                    2,000,000        2,139,642
05/01/07                  7.600%                                      725,000          800,184
First Union National Bank
02/15/10                  7.875%                                    5,000,000        5,774,505
National City Corp.
05/15/05                  7.200%                               $    2,000,000   $    2,081,890
Regions Bank
12/15/06                  2.900%                                    2,530,000        2,502,699
Regions Financial Corp.
03/01/11                  7.000%                                    4,500,000        5,044,162
Synovus Financial Corp.
02/15/13                  4.875%                                    1,775,000        1,721,796
Union Planters Corp.
11/01/05                  6.750%                                    2,000,000        2,104,288
06/15/07                  5.125%                                    1,500,000        1,572,715
US Bank
02/04/14                  6.300%                                    7,000,000        7,449,806
                                                                                --------------

TOTAL BANKS                                                                         43,863,013
                                                                                --------------

BROKER/DEALERS - 11.4%
Bear Stearns Co.
01/15/07                  5.700%                                    6,330,000        6,658,445
Donaldson, Lufkin & Jenrette, Inc.
11/01/05                  6.875%                                    1,000,000        1,054,541
Goldman Sachs Group, Inc.
08/17/05                  7.625%                                    3,800,000        3,993,739
01/15/11                  6.875%                                    3,500,000        3,842,198
J.P. Morgan Chase & Co.
03/01/07                  5.350%                                    2,730,000        2,861,228
05/30/07                  5.250%                                    4,065,000        4,242,535
Lehman Brothers, Inc.
01/18/12                  6.625%                                    4,500,000        4,886,280
Merrill Lynch & Co., Inc.
01/30/06                  2.940%                                    5,400,000        5,426,390
01/15/07                  7.000%                                    2,580,000        2,778,376
Morgan Stanley Group, Inc.
03/01/07                  6.875%                                    5,000,000        5,425,420
05/15/10                  4.250%                                    2,500,000        2,453,242
                                                                                --------------

TOTAL BROKER/DEALERS                                                                43,622,394
                                                                                --------------

FINANCIAL SERVICES - 2.4%
Countrywide Funding Corp.
10/22/04                  6.840%                                    2,500,000        2,536,160
General Electric Corp.
12/05/07                  3.500%                                    6,710,000        6,647,255
                                                                                --------------

TOTAL FINANCIAL SERVICES                                                             9,183,415
                                                                                --------------

INSURANCE - 3.7%
AIG Sunamerica Global Financing*
08/01/08                  5.850%                                    5,000,000        5,316,220
Allstate Financial Global Funding II*
04/15/07                  2.625%                                    7,665,000        7,466,936
Cigna Corp.
01/15/06                  6.375%                                    1,350,000        1,409,989
                                                                                --------------

TOTAL INSURANCE                                                                     14,193,145
                                                                                --------------

LEASING COMPANY - 0.5%
International Lease Finance Corp.
01/17/06                  4.000%                                    1,950,000        1,985,383
                                                                                --------------

TOTAL LEASING COMPANY                                                                1,985,383
                                                                                --------------

TOTAL FINANCIALS                                                                   112,847,350
                                                                                --------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DUE                                                                 PRINCIPAL
DATE                      COUPON                                       AMOUNT            VALUE
----                      ------                                    ---------            -----
INDUSTRIALS - 23.2%
CAPITAL GOODS - 5.0%
Boeing Capital Corp.
09/27/05                  7.100%                               $    3,000,000   $    3,167,973
05/15/06                  5.650%                                    2,250,000        2,364,190
Dover Corp.
11/15/05                  6.450%                                    3,525,000        3,696,742
John Deere Capital
03/15/12                  7.000%                                    7,000,000        7,833,777
01/15/13                  5.100%                                    2,000,000        1,986,092
                                                                                --------------

TOTAL CAPITAL GOODS                                                                 19,048,774
                                                                                --------------

CONSUMER CYCLICALS - 5.7%
DaimlerChrysler AG
01/18/11                  7.750%                                    7,000,000        7,823,200
Ford Motor Credit Co.
08/01/05                  7.600%                                    7,000,000        7,328,048
General Motors Acceptance Corp.
08/28/12                  6.875%                                    6,500,000        6,612,177
                                                                                --------------

TOTAL COMSUMER CYCLICALS                                                            21,763,425
                                                                                --------------

CONSUMER STAPLES - 1.0%
Price/Costco, Inc.
06/15/05                  7.125%                                    3,700,000        3,850,609
                                                                                --------------

HEALTHCARE - 2.9%
Abbott Laboratories
07/01/06                  5.625%                                    3,500,000        3,673,733
Bristol-Meyers Squibb Co.
10/01/11                  5.750%                                    7,000,000        7,293,916
                                                                                --------------

TOTAL HEALTHCARE                                                                    10,967,649
                                                                                --------------

MEDIA PUBLISHING & CABLE - 1.4%
Continental Cablevision, Inc.
09/15/05                  8.875%                                    4,876,000        5,212,088
                                                                                --------------

TECHNOLOGY - 1.3%
Pitney Bowes, Inc.
02/01/05                  5.950%                                    5,000,000        5,091,450
                                                                                --------------

TELECOMMUNICATIONS - 5.9%
BellSouth Corp.
10/15/11                  6.000%                                    7,000,000        7,357,882
GTE Corp.
04/15/06                  6.360%                                    4,400,000        4,628,598
11/01/08                  6.900%                                    7,000,000        7,649,663
Verizon Communications, Inc.
12/15/06                  5.375%                                    3,000,000        3,127,617
                                                                                --------------

TOTAL TELECOMMUNICATIONS                                                            22,763,760
                                                                                --------------

TOTAL INDUSTRIALS                                                                   88,697,755
                                                                                --------------

UTILITIES - 0.8%
GAS - 0.8%
ONEOK, Inc.
08/15/06                  7.750%                                    2,900,000        3,160,925
                                                                                --------------

TOTAL UTILITIES                                                                      3,160,925
                                                                                --------------

TOTAL CORPORATE BONDS & NOTES                                                      204,706,030
(Cost $200,487,965)                                                             --------------

MORTGAGE-BACKED OBLIGATIONS - 0.0%**
Government National Mortgage Association
Pool #26825
09/15/08                  9.000%                               $       22,710   $       24,556
                                                                                --------------

TOTAL MORTGAGE-BACKED OBLIGATIONS                                                       24,556
 (Cost $21,821)                                                                 --------------

                                                                       SHARES
                                                                       ------
MONEY MARKET MUTUAL FUNDS - 0.4%
SSgA Prime Money Market Fund                                        1,369,243        1,369,243
SSgA Treasury Money Market Fund                                            89               89
                                                                                --------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                      1,369,332
 (Cost $1,369,332)                                                              --------------

TOTAL INVESTMENTS - 100.0%                                                      $  382,995,145
 (Cost $378,535,276)                                                            ==============

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $18,216,344 or 4.68% of net assets.

** Less than 0.05% of total value of investments

INCOME TAX INFORMATION:

At June 30, 2004, the net unrealized appreciation based on cost for income tax purposes of $378,481,623 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                          $    8,815,142

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                              (4,301,620)
                                                                                --------------

Net unrealized appreciation                                                     $    4,513,522
                                                                                ==============

The primary difference between book and tax net unrealized appreciation is amortized premium.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2004, aggregated $118,944,466 and $197,387,013, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended June 30, 2004, aggregated $36,827,081 and $136,922,041,respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS

        (AS OF JUNE 30, 2004 - SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

TENNESSEE TAX-FREE PORTFOLIO

DUE                                          BOND RATING            PRINCIPAL
DATE                      COUPON               MOODY/S&P               AMOUNT            VALUE
----                      ------             -----------            ---------            -----
TENNESSEE MUNICIPAL OBLIGATIONS - 99.6%
GENERAL OBLIGATION BONDS - 56.1%
Bradley County
03/01/10                  4.250%, FGIC           Aaa/AAA       $    1,000,000   $    1,033,340
Cocke County
06/01/15                  5.000%, MBIA            Aaa/NR            1,195,000        1,266,138
Collierville
Water & Sewer Systems
11/01/16                  5.500%, MBIA           Aaa/AAA            1,000,000        1,076,310
Crockett County
04/01/11                  5.000%, AMBAC           Aaa/NR              500,000          524,850
Dickson County
06/01/16                  5.000%, FGIC            Aaa/NR            1,535,000        1,614,129
Franklin City
Special School District
06/01/12                  5.100%                  Aa2/NR            2,500,000        2,707,975
Franklin County
03/01/13                  5.250%, MBIA           Aaa/AAA              750,000          776,617
04/01/15                  4.500%                  Aaa/NR            1,700,000        1,747,294
Grundy County
05/01/06                  5.350%, FGIC           Aaa/AAA              300,000          317,196
Hamilton County
11/01/09                  5.000%                  Aa1/NR            3,100,000        3,336,034
11/01/15                  5.300%                  Aa1/NR            3,535,000        3,790,298
Jackson
03/01/14                  5.125%, MBIA            Aaa/NR            3,100,000        3,228,836
Johnson City
05/01/14                  5.550%, FGIC           Aaa/AAA            2,250,000        2,407,680
La Vergne
Water & Sewer
03/01/14                  5.400%                   A1/NR              500,000          518,065
Lawrenceburg
Water & Sewer
07/01/15                  5.500%, FSA            Aaa/AAA            1,330,000        1,438,767
Lincoln County
04/01/14                  5.250%, FGIC            Aaa/NR            1,315,000        1,436,979
Madison County
04/01/15                  5.000%                  Aa3/NR            4,425,000        4,644,967
Maury County
04/01/14                  5.000%                     Aaa            1,140,000        1,223,026
McNairy County
03/01/15                  4.000%, MBIA            Aaa/NR            1,750,000        1,716,452
Memphis
11/01/10                  5.200%                  Aa2/AA            1,000,000        1,060,670
10/01/11                  5.125%                  Aa2/AA            1,000,000        1,063,460
04/01/13                  5.250%                  Aa2/AA            4,000,000        4,267,920
11/01/13                  5.250%                  Aa2/AA            1,000,000        1,059,700
10/01/16                  4.750%                  Aa2/AA            2,000,000        2,055,840
Metropolitan Nashville & Davidson
Energy Production
07/01/13                  5.250%                  Aa2/AA            1,000,000        1,097,070
Monroe County
05/01/06                  5.250%, FSA             Aaa/NR            1,500,000        1,583,310
Roane County
05/01/14                  4.000%, MBIA            Aaa/NR              500,000          496,540
Rockwood
Water & Sewer
06/01/16                  3.650%, MBIA            NR/AAA            1,280,000        1,203,763
Rutherford County
04/01/09                  5.250%                  Aa2/AA              500,000          527,490
04/01/14                  5.000%                  Aa2/AA            5,000,000        5,298,250
Shelby County
04/01/09                  5.500%                  Aa2/AA            1,125,000        1,166,794
06/01/09                  5.625%                 Aa2/AA+            1,000,000        1,067,130
11/01/09                  5.300%                 Aa2/AA+            3,000,000        3,215,430
03/01/10                  5.500%                 Aa2/AA+            2,000,000        2,206,340
04/01/14                  5.625%                  NR/AA+              500,000          520,735
04/01/14                  5.625%                 Aa2/AA+       $    1,500,000   $    1,556,520
05/01/14                  4.700%                 Aa2/AA+            2,000,000        2,052,020
Tennessee State
05/01/11                  5.000%                  Aa2/AA            4,160,000        4,501,370
05/01/13                  5.300%                  Aa2/AA              750,000          805,980
05/01/15                  5.000%                  Aa2/AA            3,290,000        3,389,424
Tipton County
04/01/12                  5.250%, AMBAC           Aaa/NR              500,000          531,755
Warren County
06/01/12                  5.000%, MBIA            Aaa/NR            1,845,000        1,991,235
Weakley County
05/01/09                  5.000%, FGIC           Aaa/AAA              350,000          359,786
Williamson County
03/01/11                  6.000%                  Aa1/NR            1,000,000        1,134,290
04/01/12                  5.000%                  Aa1/NR            2,500,000        2,687,500
03/01/13                  5.000%                  Aa1/NR            2,500,000        2,647,500
03/01/14                  5.000%                  Aa1/NR            2,000,000        2,108,420
03/01/15                  5.150%                  Aa1/NR            1,500,000        1,636,320
Wilson County
04/01/11                  5.000%, FGIC            Aaa/NR            1,000,000        1,083,650
05/01/13                  3.600%, MBIA            Aaa/NR            1,010,000          975,509
                                                                                --------------

TOTAL GENERAL OBLIGATION BONDS                                                      90,156,674
                                                                                --------------

REVENUE BONDS - 43.5%
HEALTH & EDUCATION - 24.8%
Blount County
07/01/09                  5.250%                 Baa1/NR            2,765,000        2,820,687
Franklin County
09/01/09                  4.750%                   NR/A+            1,880,000        1,977,967
Jackson
04/01/07                  5.300%                   A1/A+            2,000,000        2,066,460
04/01/10                  5.500%, AMBAC          Aaa/AAA              400,000          417,928
Johnson City
07/01/09                  5.125%, MBIA           Aaa/AAA            5,705,000        6,196,429
Knox County
Baptist Health
04/15/11                  5.500%, CONLEE          NR/AAA            3,000,000        3,219,660
Knox County
Ft. Sanders
01/01/14                  5.750%, MBIA           Aaa/AAA            1,000,000        1,121,490
Knox County
Health Education
01/01/12                  4.200%                  NR/NR*            3,400,000        3,378,954
07/01/16                  5.000%               Baa1/BBB+            3,810,000        3,753,155
01/01/18                  5.500%                 Aaa/AAA            2,000,000        2,125,660
Metropolitan Nashville & Davidson
Vanderbilt University
07/01/14                  5.375%                  Aa2/AA            1,000,000        1,076,500
05/01/16                  5.600%                  Aa2/AA            2,600,000        2,829,892
Shelby County
08/01/12                  5.500%, MBIA           Aaa/AAA              650,000          685,165
08/01/12                  5.500%, MBIA           Aaa/AAA            1,350,000        1,489,199
Tennessee State School
Board Authority
05/01/11                  5.500%                 Aa3/AA-              500,000          532,370
05/01/14                  4.500%, FSA            Aaa/AAA            4,440,000        4,569,337
Wilson County
03/30/07                  5.000%, FSA            Aaa/AAA            1,540,000        1,636,435
                                                                                --------------

TOTAL HEALTH & EDUCATION                                                            39,897,288
                                                                                --------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DUE                                          BOND RATING            PRINCIPAL
DATE                      COUPON               MOODY/S&P               AMOUNT            VALUE
----                      ------             -----------               ------            -----
HOUSING - 3.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21                  5.200%                  NR/AAA       $    1,000,000   $    1,031,280
Tennessee Housing
Development Agency
01/01/11                  5.800%                  Aa2/AA              400,000          416,940
07/01/13                  5.800%                  Aa2/AA              330,000          334,122
07/01/16                  4.900%                  Aa2/AA            3,120,000        3,103,214
                                                                                --------------

TOTAL HOUSING                                                                        4,885,556
                                                                                --------------

INDUSTRIAL DEVELOPMENT - 2.1%
Chattanooga
10/01/16                  5.400%, AMBAC          Aaa/AAA            3,210,000        3,449,819
                                                                                --------------

STATE AUTHORITY - 1.3%
Tennessee State Local
Development Authority
03/01/14                  5.125%, MBIA           Aaa/AAA            2,000,000        2,105,620
                                                                                --------------

UTILITIES - 12.3%
Clarksville
Water, Sewer & Gas
02/01/10                  5.300%, MBIA            Aaa/NR              900,000          981,333
Dickson
Electric
09/01/11                  5.625%, MBIA           Aaa/AAA            1,000,000        1,123,180
Johnson City
Electric
05/01/10                  5.400%, MBIA           Aaa/AAA              500,000          525,800
05/01/12                  5.100%, MBIA           Aaa/AAA            1,500,000        1,588,230
Knoxville
Electric
07/01/13                  5.000%                  Aa3/AA            1,000,000        1,058,610
La Follette
Electric
06/01/11                  5.800%, AMBAC          Aaa/AAA              430,000          454,794
03/01/15                  5.250%, AMBAC           Aaa/NR            1,000,000        1,062,180
Lawrenceburg
Electric
07/01/06                  5.200%, MBIA           Aaa/AAA              345,000          364,796
Lenoir City
Electric
06/01/07                  5.000%, AMBAC           Aaa/NR            2,000,000        2,129,860
Madison
Utility District
02/01/10                  5.600%, MBIA           Aaa/AAA              500,000          540,515
Metropolitan Nashville & Davidson
Electric
05/15/15                  5.125%                  Aa3/AA            1,000,000        1,055,490
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08                  5.000%, FGIC           Aaa/AAA            4,000,000        4,269,760
01/01/13                  5.200%, FGIC           Aaa/AAA            1,500,000        1,634,460
Rutherford County
Utilities District
02/01/11                  5.100%, FGIC            Aaa/NR              500,000          531,100
Sevier County
Gas
05/01/11                  5.400%, AMBAC           Aaa/NR            1,000,000        1,066,050
Sevier County
Solid Waste
09/01/06                  5.500%, AMBAC          Aaa/AAA       $      775,000   $      799,722
09/01/10                  5.400%, AMBAC          Aaa/AAA              500,000          516,725
                                                                                --------------

TOTAL UTILITIES                                                                     19,702,605
                                                                                --------------

TOTAL REVENUE BONDS                                                                 70,040,888
                                                                                --------------

TOTAL TENNESSEE MUNICIPAL OBLIGATIONS                                              160,197,562
 (Cost $155,584,932)                                                            --------------

                                                                       SHARES
                                                                       ------
MONEY MARKET MUTUAL FUNDS - 0.4%
Federated Tax Free Fund                                                   712              712
SSgA Tax Free Fund                                                    600,762          600,762
                                                                                --------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                        601,474
 (Cost $601,474 )                                                               --------------

TOTAL INVESTMENTS - 100.0%                                                      $  160,799,036
 (Cost $156,186,406)                                                            ==============

* At June 30, 2004, this security was rated A by Fitch.

The Portfolio had the following insurance concentration of 10% or greater at June 30, 2004 (as a percentage of net assets):

        MBIA   18.1%

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC       AMBAC Financial Group, Inc.
CONLEE      Connie Lee Insurance Co.
FGIC        Financial Guaranty Insurance Co.
FSA         Financial Security Assurance
MBIA        Municipal Bond Insurance Association

INCOME TAX INFORMATION:

At June 30, 2004, the net unrealized appreciation based on cost for income tax purposes of $156,186,406 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                   $    5,760,644

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                     (1,148,014)
                                                                                --------------

Net unrealized appreciation                                                     $    4,612,630
                                                                                ==============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2004, aggregated $14,923,355 and $29,592,778, respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at June 30, 2004. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS

        (AS OF JUNE 30, 2004 - SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

DUE                       DISCOUNT RATE OR                          PRINCIPAL
DATE                      COUPON RATE                                  AMOUNT            VALUE
----                      -----------                               ---------            -----
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 100.0%
FEDERAL HOME LOAN BANK - 43.8%
07/01/04**                1.050%                               $   18,498,000   $   18,498,000
07/06/04*                 0.970%                                    5,000,000        4,999,983
07/16/04**                1.320%                                    5,100,000        5,097,195
07/28/04**                1.270%                                    7,000,000        6,993,333
07/28/04**                1.230%                                      480,000          479,557
09/08/04*                 1.249%                                   10,000,000        9,993,425
09/12/04*                 1.344%                                    5,000,000        4,996,386
03/28/05                  1.380%                                    2,000,000        2,000,000
04/04/05                  1.425%                                    1,500,000        1,500,000
                                                                                --------------

TOTAL FEDERAL HOME LOAN BANK                                                        54,557,879
                                                                                --------------

FEDERAL HOME LOAN MORTGAGE CORP. - 19.8%
07/07/04*                 1.100%                                    5,000,000        5,000,000
07/27/04**                1.300%                                      100,000           99,906
08/04/04**                1.290%                                    2,000,000        1,997,563
08/07/04*                 1.135%                                   10,000,000       10,002,369
08/09/04**                1.230%                                    4,600,000        4,593,871
03/01/05                  1.420%                                    2,000,000        2,000,000
03/23/05                  1.290%                                    1,000,000        1,000,000
                                                                                --------------

TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                 24,693,709
                                                                                --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 36.4%
07/01/04**                1.000%                                    3,900,000        3,900,000
07/02/04**                1.432%                                    2,680,000        2,679,893
07/03/04*                 0.990%                                   10,000,000        9,998,728
07/15/04**                1.270%                                    6,608,000        6,604,736
07/21/04**                1.190%                                    5,000,000        4,996,694
07/23/04**                1.300%                                      129,000          128,898
08/04/04**                1.055%                                    1,000,000          998,782
08/18/04*                 1.180%                                    5,000,000        4,999,211
09/06/04*                 1.230%                                   10,000,000        9,992,942
09/24/04*                 1.489%                                    1,000,000          999,920
                                                                                --------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                 45,299,804
                                                                                --------------

TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS                                                                124,551,392
                                                                                --------------

TOTAL INVESTMENTS - 100.0%                                                      $  124,551,392
                                                                                ==============

* Floating or variable rate security rate disclosed as of June 30, 2004. Maturity date represents the next interest rate reset date.

**Discount Note.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $124,551,392.

As of June 30, 2004, the U.S. Government Money Market Portfolio had capital loss carryovers of $791, $6,010, $3,440, $557 and $1,243 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2006, 2008, 2009, 2010 and 2011, respectively. During the year ended June 30, 2004, the U.S. Government Money Market Portfolio used capital loss carryovers of $7,142.

MUNICIPAL MONEY MARKET PORTFOLIO

DUE                       DISCOUNT RATE OR                          PRINCIPAL
DATE                      COUPON RATE                                  AMOUNT            VALUE
----                      -----------                               ---------            -----
MUNICIPAL BONDS & NOTES - 100.0%
ARIZONA - 0.6%
Pinal County School District
07/01/04                  6.000%, ABK                          $      565,000   $      565,000
                                                                                --------------

ARKANSAS - 0.5%
Arkansas Hospital Equipment
Financial Authority
07/01/04*                 1.130%, MBIA; JPM                           500,000          500,000
                                                                                --------------

CALIFORNIA - 7.6%
Affordable Housing Agency
07/01/04*                 1.160%, MER                               3,940,000        3,940,000
California State Department of Water
07/01/04*                 1.060%, HESLAN                              700,000          700,000
Eastern Municipal Water District
07/01/04*                 1.060%, FGIC; JPM                         2,400,000        2,400,000
                                                                                --------------

TOTAL CALIFORNIA                                                                     7,040,000
                                                                                --------------

GEORGIA - 5.0%
Atlanta Water & Waste
07/01/04*                 1.080%, FSA; DEXGRP                          20,000           20,000
07/01/04*                 1.060%, FSA; DEXGRP                       1,400,000        1,400,000
Georgia Local Government
07/01/04*                 1.160%, MBIA; BAC                         3,200,000        3,200,000
                                                                                --------------

TOTAL GEORGIA                                                                        4,620,000
                                                                                --------------

HAWAII - 1.5%
Hawaii Pacific Health
07/07/04*                 1.130%, ASSET; BNS                        1,400,000        1,400,000
                                                                                --------------

IDAHO - 1.1%
Blaine County School District
07/30/04                  2.000%                                    1,000,000        1,000,773
                                                                                --------------

ILLINOIS - 14.0%
Chicago Public Building
02/01/05                  5.375%, FGIC                                550,000          563,713
Illinois Development Financial Authority
08/16/04                  4.200%, ONE                                 500,000          501,781
Illinois Educational Facilities Authority
07/07/04*                 1.100%, FITB                              1,600,000        1,600,000
Illinois Financial Authority
07/01/04*                 1.030%, UBS                               1,000,000        1,000,000
Illinois Housing Development Authority
07/07/04*                 1.050%, FHLMC                             2,400,000        2,400,000
Illinois State
07/07/04*                 1.120%, MBIA;WB                           1,990,000        1,990,000
Regional Transport Authority
07/07/04*                 1.120%, MBIA;WB                           1,000,000        1,000,000
Rockford Industrial Development
07/01/04*                 1.200%, MI                                4,000,000        4,000,000
                                                                                --------------

TOTAL ILLINOIS                                                                      13,055,494
                                                                                --------------

INDIANA - 2.1%
Hendricks County
Industrial Redevelopment
07/01/04*                 1.150%, HBAN                              1,000,000        1,000,000
Indiana Transport Financial Authority
07/01/04*                 1.160%, FGIC; BK                          1,000,000        1,000,000
                                                                                --------------

TOTAL INDIANA                                                                        2,000,000
                                                                                --------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DUE                       DISCOUNT RATE OR                          PRINCIPAL
DATE                      COUPON RATE                                  AMOUNT            VALUE
----                      -----------                               ---------            -----
IOWA - 2.1%
Des Moines
Commercial Development
07/01/04*                 1.230%, PFG                          $    2,000,000   $    2,000,000
                                                                                --------------

KANSAS - 0.9%
Topeka
08/15/04                  3.000%, MBIA                                860,000          862,115
                                                                                --------------

KENTUCKY - 0.7%
Lexington Center Corp.
10/01/04                  2.000%                                      645,000          646,289
                                                                                --------------

MICHIGAN - 6.2%
Detroit Economic Development
07/01/04*                 1.200%, CF                                1,775,000        1,775,000
Sewage Disposal
07/01/04*                 1.060%, FSA; DEXGRP                       2,500,000        2,500,000
07/07/04*                 1.120%, FSA;WB                            1,465,000        1,465,000
                                                                                --------------

TOTAL MICHIGAN                                                                       5,740,000
                                                                                --------------

MINNESOTA - 3.4%
Minneapolis Convention Center
07/01/04*                 0.950%, DEXGRP                            3,200,000        3,200,000
                                                                                --------------

MISSISSIPPI - 3.8%
Mississippi State Development Bank
07/07/04*                 1.150%, ABK; BNP                          3,525,000        3,525,000
                                                                                --------------

MISSOURI - 0.7%
Kansas City
09/01/04                  6.875%, FSA                                 675,000          688,407
                                                                                --------------

NEBRASKA - 0.3%
Public Power District
07/01/04                  4.750%                                      275,000          277,750
                                                                                --------------

NEW YORK - 3.7%
New York
07/01/04*                 1.040%, JPM                               3,300,000        3,300,000
Rochester
10/01/04                  5.125%, MBIA                                180,000          181,811
                                                                                --------------

TOTAL NEW YORK                                                                       3,481,811
                                                                                --------------

NORTH CAROLINA - 0.5%
Charlotte Convention Facility
07/01/04*                 1.130%, WB                                  485,000          485,000
                                                                                --------------

OHIO - 10.5%
Akron ABN AMRO Munitops
08/25/04*                 1.090%, FGIC; AAB                           500,000          500,000
American Municipal Power
07/22/04                  1.200%                                      500,000          500,000
Canton
12/01/04                  4.500%, ABK                                 400,000          405,635
Fairfield County
04/13/05                  2.000%                                      900,000          905,691
Franklin County
07/07/04*                 1.130%, ABK; BSC                          4,100,000        4,100,000
Garfield Heights
12/15/04                  2.000%, FSA                                 485,000          486,978
Licking County
12/01/04                  2.000%, MBIA                                500,000          501,851
Ohio State Higher Educational Facility
07/01/04*                 1.150%, KEY                               1,800,000        1,800,000
Olmstead Falls
12/15/04                  6.850%, FGIC                                550,000          575,426
                                                                                --------------

TOTAL OHIO                                                                           9,775,581
                                                                                --------------

PENNSYLVANIA - 13.4%
Berks County
11/15/04                  5.400%, ABK                          $      550,000   $      558,786
Chester County Development Authority
07/07/04*                 1.110%, RBS                               3,500,000        3,500,000
South Central General Authority
07/01/04*                 1.130%, ABK; RY                           3,000,000        3,000,000
Union County Hospital Authority
02/01/05*                 1.220%, ASSET; BAC                        1,500,000        1,500,000
York General Authority
07/01/04*                 1.180%, MTB                               3,950,000        3,950,000
                                                                                --------------

TOTAL PENNSYLVANIA                                                                  12,508,786
                                                                                --------------

PUERTO RICO - 1.5%
Puerto Rico Commonwealth
07/30/04                  2.000%                                    1,415,000        1,416,189
                                                                                --------------

TENNESSEE - 10.3%
Chattanooga-Hamilton County
Hospital Authority
10/01/04                  5.375%, FSA                               2,000,000        2,020,919
Memphis
07/07/04*                 1.080%, WESTLB                              900,000          900,000
Metro. Gov't Nashville Health &
Educational Facilities
07/01/04*                 1.130%, SOTR                              1,165,000        1,165,000
01/15/05*                 1.050%, VANDU                             2,500,000        2,500,000
Shelby County Health, Education &
Housing Facilities
07/07/04*                 1.100%, CRDSUI                            3,000,000        3,000,000
                                                                                --------------

TOTAL TENNESSEE                                                                      9,585,919
                                                                                --------------

TEXAS - 3.2%
Harris County
07/01/04*                 1.140%, FSA; C                              675,000          675,000
Plano Independent School District
02/15/05                  5.000%, PSFG                                250,000          255,917
Texas Housing Agency
07/01/04*                 1.130%, FHLMC; MER                          500,000          500,000
Texas State
08/31/04                  2.000%                                    1,500,000        1,502,088
                                                                                --------------

TOTAL TEXAS                                                                          2,933,005
                                                                                --------------

VIRGINIA - 3.1%
University of Virginia
07/07/04*                 1.120%, WB                                2,690,000        2,690,000
Virginia Commowealth Transportation
07/01/04*                 1.120%, SOCGEN                              155,000          155,000
                                                                                --------------

TOTAL VIRGINIA                                                                       2,845,000
                                                                                --------------

WASHINGTON - 3.3%
Washington State
07/01/04*                 1.120%, BNP                               3,060,000        3,060,000
                                                                                --------------

TOTAL MUNICIPAL BONDS & NOTES                                                       93,212,119
                                                                                --------------

TOTAL INVESTMENTS - 100.0%                                                      $   93,212,119
                                                                                ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

*Floating or variable rate security - rate disclosed as of June 30, 2004. Maturity date represents the next interest rate reset date.

To simplify the listings of securities, abbreviations are used per the table below:

AAB         ABN AMRO Holding N.V.
ABK         AMBAC Financial Group, Inc.
ASSET       Radian Asset Assurance
BAC         Bank of America Corp.
BK          Bank of New York Co.
BNP         BNP Paribas
BNS         Bank of Nova Scotia
BSC         Bear Stearns Co.
C           Citigroup, Inc.
CF          Charter One Financial, Inc.
CRDSUI      Credit Suisse Group
DEXGRP      Dexia Bank
FGIC        Financial Guaranty Insurance Co.
FHLMC       Federal Home Loan Mortgage Corp.
FITB        Fifth Third Bancorp
FSA         Financial Security Assurance, Inc.
HBAN        Huntington Bancshares, Inc.
HESLAN      Landesbank Hessen - Thuringen Girozentrale
JPM         J.P. Morgan Chase & Co.
KEY         Keycorp
MBIA        Municipal Bond Insurance Association
MER         Merrill Lynch & Co., Inc.
MI          Marshall & Ilsley Corp.
MTB         M&T Bank Corp.
ONE         Bank One
PFG         Principal Financial Corp.
PSFG        Permanent School Fund
RBS         Royal Bank of Scotland Group
RY          Royal Bank of Canada
SOCGEN      Societe Generale
SOTR        Southtrust Corp.
UBS         UBS AG Corp.
VANDU       Vanderbilt University
WB          Wachovia Corp.
WESTLB      WestLB AG

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $93,212,119.

As of June 30, 2004, the Municipal Money Market Portfolio had capital loss carryovers of $3,272, $1,764 and $1,684 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2009, 2010, and 2011, respectively. During the year ended June 30, 2004, the Municipal Money Market Portfolio used capital loss carryovers of $1,017.

CASH RESERVE PORTFOLIO

DUE                       DISCOUNT RATE OR                          PRINCIPAL
DATE                      COUPON RATE                                  AMOUNT            VALUE
----                      -----------                               ---------            -----
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.1%
FEDERAL HOME LOAN BANK - 4.4%
09/12/04*                 1.344%                               $    8,000,000   $    7,994,218
04/04/05                  1.425%                                    2,500,000        2,500,000
                                                                                --------------

TOTAL FEDERAL HOME LOAN BANK                                                        10,494,218
                                                                                --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.1%
03/23/05                  1.290%                                    2,500,000        2,500,000
                                                                                --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.6%
08/18/04*                 1.180%                                    8,000,000        7,998,737
12/08/04                  1.545%                                    3,000,000        3,000,000
                                                                                --------------

TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                 10,998,737
                                                                                --------------

TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS                                                                 23,992,955
                                                                                --------------

CERTIFICATES OF DEPOSIT - 13.5%
DEPOSITORY INSTITUTIONS - 13.5%
Societe Generale
05/09/05                  1.440%                                    3,000,000        2,999,497
Swedbank
03/01/05                  1.440%                                    6,000,000        5,999,049
Washington Mutual Bank
07/19/04                  1.220%                                   11,000,000       11,000,000
Westdeutsche Landesbank
08/05/04                  1.400%                                   12,000,000       12,000,000
                                                                                --------------

TOTAL CERTIFICATES OF DEPOSIT                                                       31,998,546
                                                                                --------------

COMMERCIAL PAPER - 62.8%
ASSET-BACKED SECURITIES - 40.9%
Amsterdam Funding Corp.
07/20/04                  1.260%                                   12,000,000       11,992,017
Atomium Funding Corp.
07/16/04                  1.230%                                   11,935,000       11,928,880
Cancara Asset Securitisation
07/22/04                  1.280%                                    8,072,000        8,065,971
Concord Minutemen Capital
07/20/04                  1.280%                                   12,205,000       12,196,753
Crown Point Capital
08/16/04                  1.350%                                   11,162,000       11,142,735
Dakota Notes Program
08/03/04                  1.280%                                   12,000,000       11,985,915
Emerald Certificates
07/28/04                  1.125%                                    4,705,000        4,701,023
Liberty Lighthouse Funding
07/19/04                  1.240%                                    5,000,000        4,996,899
Regency Markets, llc
07/21/04                  1.300%                                   12,130,000       12,121,238
Victory Receivables Corp.
07/09/04                  1.180%                                    8,000,000        7,997,901
                                                                                --------------

TOTAL ASSET-BACKED SECURITIES                                                       97,129,332
                                                                                --------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DUE                       DISCOUNT RATE OR                          PRINCIPAL
DATE                      COUPON RATE                                  AMOUNT            VALUE
----                      -----------                                  ------            -----
DEPOSITORY INSTITUTIONS - 15.0%
Banco Santander
07/27/04                  1.260%                               $   12,000,000   $   11,989,077
GE Capital International Funding
07/09/04                  1.170%                                   11,935,000       11,931,896
National Rural Utilities Corp.
07/23/04                  1.220%                                   11,750,000       11,741,236
                                                                                --------------

TOTAL DEPOSITORY INSTITUTIONS                                                       35,662,209
                                                                                --------------

FINANCIAL SERVICES - 6.9%
Rabo Bank
07/01/04                  1.400%                                   10,000,000       10,000,000
UBS Finance
07/01/04                  1.420%                                    6,242,000        6,242,000
                                                                                --------------

TOTAL FINANCIAL SERVICES                                                            16,242,000
                                                                                --------------

TOTAL COMMERCIAL PAPER                                                             149,033,541
                                                                                --------------

CORPORATE NOTES - 13.6%
ASSET BACKED SECURITIES - 0.4%
Racers Trust**
07/22/04*                 1.280%                                    1,000,000        1,000,000
                                                                                --------------

BROKER/DEALER - 4.6%
Merrill Lynch & Co.
07/06/04*                 1.060%                                   11,000,000       11,000,000
                                                                                --------------

DEPOSITORY INSTITUTIONS - 5.2%
HBOS Treasury Services, plc**
09/24/04*                 1.579%                                   10,000,000       10,000,000
Westpac Banking Corp.
09/13/04*                 1.408%                                    2,250,000        2,250,000
                                                                                --------------

TOTAL DEPOSITORY INSTITUTIONS                                                       12,250,000
                                                                                --------------

INSURANCE - 3.4%
John Hancock Global Funding II**
07/01/04*                 1.478%                                    8,000,000        8,000,000
                                                                                --------------

TOTAL CORPORATE NOTES                                                               32,250,000
                                                                                --------------

TOTAL INVESTMENTS - 100.0%                                                      $  237,275,042
                                                                                ==============

* Floating or variable rate security - rate disclosed as of June 30, 2004. Maturity date represents the next interest rate reset date.

**Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $19,000,000 or 8.00% of net assets.

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $237,275,042.

As of June 30, 2004, the Cash Reserve Portfolio had a capital loss carryover of $19,408 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2011. During the year ended June 30, 2004, the Cash Reserve Portfolio used capital loss carryovers of $342.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JUNE 30, 2004

                                                           CORE EQUITY       CAPITAL APPRECIATION
                                                            PORTFOLIO              PORTFOLIO
                                                      -------------------------------------------
ASSETS:
Investments, at value (cost -see below)               $        589,703,357   $        111,009,545
Receivable for investments sold                                          0                303,397
Receivable for portfolio shares sold                                73,675                234,690
Dividends receivable                                               535,682                 50,870
Interest receivable                                                 16,197                     26
Other assets                                                        20,580                 17,728
                                                      -------------------------------------------
  Total assets                                                 590,349,491            111,616,256
                                                      -------------------------------------------

LIABILITIES:
Payable for investments purchased                                        0                881,111
Payable for portfolio shares redeemed                              328,808                 45,581
Accrued management fee                                             335,469                 70,929
Accrued administration fee                                          59,589                  9,948
Accrued co-administration fee                                       43,925                  7,443
Accrued distribution fee                                            45,540                  1,157
Accrued shareholder servicing fee                                   34,742                  1,537
Other payables and accrued expenses                                240,572                 35,157
                                                      -------------------------------------------
  Total Liabilities                                              1,088,645              1,052,863
                                                      -------------------------------------------
NET ASSETS                                            $        589,260,846   $        110,563,393
                                                      ===========================================

NET ASSETS CONSIST OF:
Paid in capital                                       $        498,752,646   $        102,652,535
Undistributed net investment income                                316,607                      0
Accumulated net realized gain/(loss) on investments             20,826,552             (6,637,171)
Net unrealized appreciation
  in value of investments                                       69,365,041             14,548,029
                                                      -------------------------------------------
NET ASSETS                                            $        589,260,846   $        110,563,393
                                                      ===========================================

COST OF INVESTMENTS                                   $        520,338,316   $         96,461,516
                                                      ===========================================

NET ASSET VALUE PER SHARE
Net Assets
  Class I                                             $        436,163,951   $        101,569,588
  Class A                                             $         85,249,912   $          7,073,281
  Class B                                             $         15,432,304   $          1,164,274
  Class C                                             $         52,414,679   $            756,250
                                                      -------------------------------------------

Shares of beneficial interest outstanding of $.01
  par value, unlimited shares authorized
  Class I                                                       23,309,465              8,977,296
  Class A                                                        4,565,386                641,824
  Class B                                                          857,946                107,559
  Class C                                                        2,953,487                 72,922
                                                      -------------------------------------------

Net Asset Value and redemption price per share
  Class I                                             $              18.71   $              11.31
  Class A                                             $              18.67   $              11.02
  Class B                                             $              17.99   $              10.82
  Class C                                             $              17.75   $              10.37
                                                      -------------------------------------------

Maximum offering price per share
  Class I (no sales charge)                           $              18.71   $              11.31
  Class A (net asset value plus maximum
    sales charge of 5.75% of offering price)          $              19.81   $              11.69
  Class B (no sales charge)                           $              17.99   $              10.82
  Class C (no sales charge)                           $              17.75   $              10.37
                                                      -------------------------------------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        INTERMEDIATE BOND     TENNESSEE TAX-FREE
                                                            PORTFOLIO              PORTFOLIO
                                                      -------------------------------------------
ASSETS:
Investments, at value (cost -see below)               $        382,995,145   $        160,799,036
Receivable for portfolio shares sold                               157,322                 44,550
Interest receivable                                              6,614,287              2,238,463
Other assets                                                        30,462                 10,781
                                                      -------------------------------------------
  Total assets                                                 389,797,216            163,092,830
                                                      -------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                              148,817                 46,115
Accrued management fee                                              90,137                 36,916
Accrued administration fee                                          37,818                 15,699
Accrued co-administration fee                                       28,000                 11,691
Dividends payable                                                  489,406                444,678
Accrued distribution fee                                             2,134                  6,151
Accrued shareholder servicing fee                                    5,429                  2,091
Other payables and accrued expenses                                137,313                 68,920
                                                      -------------------------------------------
  Total Liabilities                                                939,054                632,261
                                                      -------------------------------------------
NET ASSETS                                            $        388,858,162   $        162,460,569
                                                      ===========================================

NET ASSETS CONSIST OF:
Paid in capital                                       $        383,169,739   $        157,408,998
Undistributed net investment income                                200,573                  8,108
Accumulated net realized gain on investments                     1,027,981                430,833
Net unrealized appreciation
  in value of investments                                        4,459,869              4,612,630
                                                      -------------------------------------------
NET ASSETS                                            $        388,858,162   $        162,460,569
                                                      ===========================================

COST OF INVESTMENTS                                   $        378,535,276   $        156,186,406
                                                      ===========================================

NET ASSET VALUE PER SHARE
Net Assets
  Class I                                             $        367,269,200   $        143,278,436
  Class A                                             $         18,758,375   $          9,934,950
  Class B                                             $            609,227   $          3,856,315
  Class C                                             $          2,221,360   $          5,390,868
                                                      -------------------------------------------

Shares of beneficial interest outstanding of $.01
  par value, unlimited shares authorized
  Class I                                                       35,858,163             13,966,731
  Class A                                                        1,832,402                966,411
  Class B                                                           59,471                375,864
  Class C                                                          216,707                525,077
                                                      -------------------------------------------

Net Asset Value and redemption price per share
  Class I                                             $              10.24   $              10.26
  Class A                                             $              10.24   $              10.28
  Class B                                             $              10.24   $              10.26
  Class C                                             $              10.25   $              10.27
                                                      -------------------------------------------

Maximum offering price per share
  Class I (no sales charge)                           $              10.24   $              10.26
  Class A (net asset value plus maximum
    sales charge of 3.50% and 3.75%,
    respectively, of offering price)                  $              10.61   $              10.68
  Class B (no sales charge)                           $              10.24   $              10.26
  Class C (no sales charge)                           $              10.25   $              10.27
                                                      -------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         U.S. GOVERNMENT            MUNICIPAL                 CASH
                                                          MONEY MARKET            MONEY MARKET               RESERVE
                                                            PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                      --------------------------------------------------------------------
ASSETS:
Investments, at value                                 $        124,551,392    $         93,212,119    $        237,275,042
Cash                                                                   348                  61,154                      92
Receivable for portfolio shares sold                                 9,374                       0                       0
Interest receivable                                                125,559                 322,645                 285,389
Other assets                                                         9,883                   9,496                  13,174
                                                      --------------------------------------------------------------------
  Total assets                                                 124,696,556              93,605,414             237,573,697
                                                      --------------------------------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                              408,074                       0                       0
Dividends payable                                                   39,043                  33,603                  21,765
Accrued management fee                                               9,216                   6,422                  16,508
Accrued administration fee                                           5,266                   3,821                   9,833
Accrued co-administration fee                                          657                   1,559                   5,255
Accrued distribution fee                                             1,878                   9,035                  42,650
Other payables and accrued expenses                                 27,884                  30,174                  79,680
                                                      --------------------------------------------------------------------
  Total Liabilities                                                492,018                  84,614                 175,691
                                                      --------------------------------------------------------------------
NET ASSETS                                            $        124,204,538    $         93,520,800    $        237,398,006
                                                      ====================================================================

NET ASSETS CONSIST OF:
Paid in capital                                       $        124,216,244    $         93,527,520    $        237,404,180
Undistributed net investment income                                    335                       0                  13,234
Accumulated net realized loss on investments                       (12,041)                 (6,720)                (19,408)
                                                      --------------------------------------------------------------------
NET ASSETS (1)                                        $        124,204,538    $         93,520,800    $        237,398,006
                                                      ====================================================================

NET ASSET VALUE, offering price and redemption
  price per share                                     $               1.00    $               1.00    $               1.00
                                                      ====================================================================

                                                                             SHARES OF BENEFICIAL INTEREST
                                                              NET            OUTSTANDING, ($.01 PAR VALUE,
(1)                                                          ASSETS          UNLIMITED SHARES AUTHORIZED)
                                                      ----------------------------------------------------
U.S. Government Money Market
  Class I                                             $        116,123,505                     116,135,622
  Class C                                                        8,081,033                       8,080,620
Municipal Money Market
  Class I                                                       48,719,983                      48,729,311
  Class C                                                       44,800,817                      44,801,222
Cash Reserve
  Class I                                                       28,827,472                      28,828,746
  Class B                                                          194,079                         194,079
  Class C                                                      208,376,455                     208,386,029

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

                                                          CORE EQUITY       CAPITAL APPRECIATION
                                                           PORTFOLIO              PORTFOLIO
                                                     -------------------------------------------
INVESTMENT INCOME:
Dividends                                            $          7,954,978   $            434,546
Interest                                                          203,355                 34,088
                                                     -------------------------------------------
   Total investment income                                      8,158,333                468,634
                                                     -------------------------------------------

EXPENSES:
Management fee                                                  4,059,021                116,076
Co-management fee                                                       -                528,032
Administration fee                                                718,134                 88,992
Co-administration fee                                             530,795                 65,777
Fund accounting fee                                               126,723                 18,006
Custody fee                                                        85,985                 32,001
Transfer agent fee                                                424,262                 43,786
Blue sky fee                                                       42,485                 17,852
Distribution fee:
   Class B                                                        151,564                  9,079
   Class C                                                        406,909                  4,669
Shareholder servicing fee:
   Class A                                                        212,648                 10,807
   Class C                                                        135,636                  1,556
Trustees fee                                                       29,848                  3,789
Audit & tax                                                        40,532                 26,837
Legal                                                              56,443                  5,296
Reports to shareholders                                            91,390                  7,084
Miscellaneous                                                     109,439                 13,988
                                                     -------------------------------------------
   Net expenses                                                 7,221,814                993,627
                                                     -------------------------------------------

NET INVESTMENT INCOME/(LOSS)                                      936,519               (524,993)
                                                     -------------------------------------------

Net realized gain on investments                               31,151,029              7,893,312
Change in net unrealized appreciation/depreciation             62,665,389              5,935,625
                                                     -------------------------------------------

Net gain on investments                                        93,816,418             13,828,937
                                                     -------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   $         94,752,937   $         13,303,944
                                                     ===========================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       INTERMEDIATE BOND     TENNESSEE TAX-FREE
                                                           PORTFOLIO              PORTFOLIO
                                                     -------------------------------------------
INTEREST INCOME:                                     $         19,058,218   $          7,844,216
                                                     -------------------------------------------

EXPENSES:
Management fee                                                  2,124,888                878,614
Administration fee                                                511,038                202,081
Co-administration fee                                             377,724                149,364
Fund accounting fee                                                95,814                 46,491
Custody fee                                                        62,038                 26,425
Transfer agent fee                                                185,933                 77,453
Blue sky fee                                                       28,817                  4,057
Distribution fee:
   Class B                                                          4,742                 33,056
   Class C                                                         21,139                 46,703
Shareholder servicing fee:
   Class A                                                        117,684                 25,499
   Class C                                                          7,046                 15,568
Trustees fee                                                       20,248                  8,548
Audit & tax                                                        39,399                 30,419
Legal                                                              61,524                 11,665
Reports to shareholders                                            63,409                 18,600
Miscellaneous                                                      87,603                 32,637
                                                     -------------------------------------------
   Total expenses before waiver                                 3,809,046              1,607,180
Waiver of expenses                                               (798,791)              (382,581)
                                                     -------------------------------------------
   Net expenses                                                 3,010,255              1,224,599
                                                     -------------------------------------------

NET INVESTMENT INCOME                                          16,047,963              6,619,617
                                                     -------------------------------------------

Net realized gain on investments                                4,342,162                612,680
Change in net unrealized appreciation/depreciation            (22,294,267)            (7,643,284)
                                                     -------------------------------------------

Net loss on investments                                       (17,952,105)            (7,030,604)
                                                     -------------------------------------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                   $         (1,904,142)  $           (410,987)
                                                     ===========================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        U.S. GOVERNMENT            MUNICIPAL
                                                         MONEY MARKET            MONEY MARKET            CASH RESERVE
                                                           PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                     --------------------------------------------------------------------
INTEREST INCOME:                                     $          1,346,289    $          1,042,106    $          2,876,199
                                                     --------------------------------------------------------------------

EXPENSES:
Management fee                                                     61,038                  48,617                 125,247
Co-management fee                                                  97,662                  77,788                 200,395
Administration fee                                                 61,038                  48,617                 125,247
Co-administration fee                                              61,038                  48,617                 125,247
Fund accounting fee                                                17,091                  13,613                  35,069
Custody fee                                                        12,208                   9,724                  25,049
Transfer agent fee                                                 35,517                  28,420                  96,980
Blue sky fee                                                        4,509                   3,968                  29,068
Distribution fee:
   Class B                                                              -                       -                     241
   Class C                                                         41,342                 150,989                 953,439
Trustees fee                                                        5,625                   5,068                  11,734
Audit & tax                                                        13,796                  15,559                  41,972
Legal                                                               9,809                   9,178                  25,383
Reports to shareholders                                            10,798                  11,502                  32,101
Miscellaneous                                                      24,010                  20,956                  46,123
                                                     --------------------------------------------------------------------
   Total expenses before waiver                                   455,481                 492,616               1,873,295
Waiver of expenses                                               (127,759)               (117,444)               (592,966)
                                                     --------------------------------------------------------------------
   Net expenses                                                   327,722                 375,172               1,280,329
                                                     --------------------------------------------------------------------

NET INVESTMENT INCOME                                           1,018,567                 666,934               1,595,870
                                                     --------------------------------------------------------------------

Net realized gain on investments                                    7,142                   2,518                     342
                                                     --------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   $          1,025,709    $            669,452    $          1,596,212
                                                     ====================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                CORE EQUITY                       CAPITAL APPRECIATION
                                                                 PORTFOLIO                             PORTFOLIO
                                                     ------------------------------------------------------------------------
                                                                FOR THE YEAR                          FOR THE YEAR
                                                               ENDED JUNE 30,                        ENDED JUNE 30,
                                                           2004               2003               2004               2003
                                                     ------------------------------------------------------------------------
OPERATIONS:
  Net investment income/(loss)                       $       936,519    $     1,961,387    $      (524,993)   $      (358,896)
  Net realized gain/(loss) on investments                 31,151,029         (7,098,825)         7,893,312         (1,985,661)
  Change in net unrealized
    appreciation/depreciation                             62,665,389          9,909,791          5,935,625          9,005,198
                                                     ------------------------------------------------------------------------
  Net increase in net assets
    from operations                                       94,752,937          4,772,353         13,303,944          6,660,641
                                                     ------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
  Class I                                                   (859,812)        (1,775,265)                 0                  0
  Class A                                                    (70,095)          (122,852)                 0                  0
  Class B                                                          0                  0                  0                  0
  Class C                                                          0                  0                  0                  0
                                                     ------------------------------------------------------------------------
Net decrease in net assets
  from distributions                                        (929,907)        (1,898,117)                 0                  0
                                                     ------------------------------------------------------------------------

SHARE TRANSACTIONS:
  Proceeds from sales of shares                           70,177,314         60,523,606         51,995,033          8,597,749
  Reinvested dividends                                       585,914          1,143,196                  0                  0
  Cost of shares redeemed                               (192,558,730)      (173,401,093)        (8,380,487)        (5,646,983)
                                                     ------------------------------------------------------------------------
  Net increase/(decrease) in net assets
    from share transactions                             (121,795,502)      (111,734,291)        43,614,546          2,950,766
                                                     ------------------------------------------------------------------------

Net increase/(decrease)
  in net assets                                          (27,972,472)      (108,860,055)        56,918,490          9,611,407

NET ASSETS:
  Beginning of period                                    617,233,318        726,093,373         53,644,903         44,033,496
                                                     ------------------------------------------------------------------------

  End of period*                                     $   589,260,846    $   617,233,318    $   110,563,393    $    53,644,903
                                                     ========================================================================

*Includes undistributed
   net investment income of                          $       316,607    $       309,995    $             0    $             0

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             INTERMEDIATE BOND                    TENNESSEE TAX-FREE
                                                                 PORTFOLIO                             PORTFOLIO
                                                     ------------------------------------------------------------------------
                                                                FOR THE YEAR                          FOR THE YEAR
                                                               ENDED JUNE 30,                        ENDED JUNE 30,
                                                           2004               2003               2004               2003
                                                     ------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              $    16,047,963    $    10,869,046    $     6,619,617    $     7,119,254
  Net realized gain on investments                         4,342,162          2,931,688            612,680            673,317
  Change in net unrealized
    appreciation/depreciation                            (22,294,267)        18,718,131         (7,643,284)         4,345,890
                                                     ------------------------------------------------------------------------
  Net increase/(decrease) in net assets
    from operations                                       (1,904,142)        32,518,865           (410,987)        12,138,461
                                                     ------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
  Class I                                                (14,352,937)        (8,646,237)        (5,902,434)        (6,427,078)
  Class A                                                 (1,593,527)        (2,139,216)          (363,630)          (359,541)
  Class B                                                    (19,968)            (9,586)          (147,155)           (92,243)
  Class C                                                    (81,531)           (74,007)          (206,398)          (240,392)
From net realized gain:
  Class I                                                 (5,287,699)        (1,120,347)          (681,328)          (474,243)
  Class A                                                   (667,416)          (292,851)           (44,275)           (27,212)
  Class B                                                     (8,965)            (1,207)           (21,073)            (8,267)
  Class C                                                    (36,636)           (11,124)           (26,717)           (20,817)
                                                     ------------------------------------------------------------------------
Net decrease in net assets
  from distributions                                     (22,048,679)       (12,294,575)        (7,393,010)        (7,649,793)
                                                     ------------------------------------------------------------------------

SHARE TRANSACTIONS:
  Proceeds from sales of shares                          100,036,793        296,607,692         20,719,407         25,222,559
  Reinvested dividends                                    13,025,541          5,218,307            995,411            979,815
  Cost of shares redeemed                               (200,594,110)       (61,873,921)       (38,832,205)       (25,076,713)
                                                     ------------------------------------------------------------------------
  Net increase/(decrease) in net assets
    from share transactions                              (87,531,776)       239,952,078        (17,117,387)         1,125,661
                                                     ------------------------------------------------------------------------

Net increase/(decrease)
  in net assets                                         (111,484,597)       260,176,368        (24,921,384)         5,614,329

NET ASSETS:
  Beginning of period                                    500,342,759        240,166,391        187,381,953        181,767,624
                                                     ------------------------------------------------------------------------

  End of period*                                     $   388,858,162    $   500,342,759    $   162,460,569    $   187,381,953
                                                     ========================================================================

*Includes undistributed
   net investment income of                          $       200,573    $       835,399    $         8,108    $         8,179

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           U.S. GOVERNMENT MONEY
                                                              MARKET PORTFOLIO
                                                     ----------------------------------
                                                                FOR THE YEAR
                                                               ENDED JUNE 30,
                                                           2004               2003
                                                     ----------------------------------
OPERATIONS:
  Net investment income                              $     1,018,567    $     1,791,073
  Net realized gain on investments                             7,142                  0
                                                     ----------------------------------
  Net increase in net assets from
    operations                                             1,025,709          1,791,073
                                                     ----------------------------------

DISTRIBUTIONS:
From net investment income
  Class I                                                   (963,290)        (1,705,994)
  Class C                                                    (55,277)           (85,079)
                                                     ----------------------------------
Net decrease in net assets from
  distributions                                           (1,018,567)        (1,791,073)
                                                     ----------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE:
  Proceeds from sales of shares                          163,359,915        131,192,918
  Reinvested dividends                                       178,626             82,129
  Cost of shares redeemed                               (171,249,531)      (136,193,759)
                                                     ----------------------------------
  Net decrease in net assets
    from share transactions                               (7,710,990)        (4,918,712)
                                                     ----------------------------------

Net decrease
  in net assets                                           (7,703,848)        (4,918,712)

NET ASSETS:
  Beginning of period                                    131,908,386        136,827,098
                                                     ----------------------------------

  End of period*                                     $   124,204,538    $   131,908,386
                                                     ==================================

*Includes undistributed
  net investment income of                           $           335    $           335

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              MUNICIPAL MONEY                        CASH RESERVE
                                                              MARKET PORTFOLIO                         PORTFOLIO
                                                     ------------------------------------------------------------------------
                                                                FOR THE YEAR                          FOR THE YEAR
                                                               ENDED JUNE 30,                        ENDED JUNE 30,
                                                           2004               2003               2004               2003
                                                     ------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              $       666,934    $       900,941    $     1,595,870    $     3,086,078
  Net realized gain/(loss) on
    investments                                                2,518             (2,609)               342              1,440
                                                     ------------------------------------------------------------------------
  Net increase in net assets from
    operations                                               669,452            898,332          1,596,212          3,087,518
                                                     ------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
  Class I                                                   (490,288)          (690,247)          (327,515)          (778,658)
  Class B                                                          -                  -                (62)              (102)
  Class C                                                   (176,646)          (210,694)        (1,268,293)        (2,307,318)
                                                     ------------------------------------------------------------------------
Net decrease in net assets from
  distributions                                             (666,934)          (900,941)        (1,595,870)        (3,086,078)
                                                     ------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE:
  Proceeds from sales of shares                          185,671,128        143,234,292        446,528,883        511,935,377
  Reinvested dividends                                       176,508            209,725          1,283,695          2,333,771
  Cost of shares redeemed                               (185,621,815)      (131,811,740)      (466,212,336)      (518,125,424)
                                                     ------------------------------------------------------------------------
  Net increase/(decrease) in net
    assets from share transactions                           225,821         11,632,277        (18,399,758)        (3,856,276)
                                                     ------------------------------------------------------------------------

Net increase/(decrease)
  in net assets                                              228,339         11,629,668        (18,399,416)        (3,854,836)

NET ASSETS:
  Beginning of period                                     93,292,461         81,662,793        255,797,422        259,652,258
                                                     ------------------------------------------------------------------------

  End of period*                                     $    93,520,800    $    93,292,461    $   237,398,006    $   255,797,422
                                                     ========================================================================

*Includes undistributed net
  investment income of                               $             0    $             0    $        13,234    $        13,234

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

CORE EQUITY PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004^           2003^           2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     16.12     $     15.74     $     21.87     $     25.33     $     26.26
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.05            0.07            0.08            0.07            0.11
Net realized and unrealized gain/(loss)
  on investments                                         2.57            0.37           (4.52)           0.06            1.88
                                                  ---------------------------------------------------------------------------
Total from investment operations                         2.62            0.44           (4.44)           0.13            1.99
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.03)          (0.06)          (0.08)          (0.04)          (0.09)
Net realized gain                                           -               -           (1.61)          (3.55)          (2.83)
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.03)          (0.06)          (1.69)          (3.59)          (2.92)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     18.71     $     16.12     $     15.74     $     21.87     $     25.33
                                                  ===========================================================================

TOTAL RETURN                                            16.28%           2.82%         (21.53)%         (0.70)%          8.15%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   436,164     $   470,855     $   541,058     $   716,068     $   790,050
Ratio of expenses to average daily net assets            1.01%           0.98%           0.94%           0.97%           0.87%(1)
Ratio of net investment income to average
  net assets                                             0.30%           0.47%           0.44%           0.31%           0.44%
Portfolio turnover rate                                    18%             22%             38%             26%             28%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            0.95%

                                                                                                                      CLASS A

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004^           2003^           2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     16.11     $     15.73     $     21.85     $     25.33     $     26.30
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.01            0.03            0.04            0.01            0.03
Net realized and unrealized gain/(loss)
  on investments                                         2.56            0.37           (4.51)           0.06            1.88
                                                  ---------------------------------------------------------------------------
Total from investment operations                         2.57            0.40           (4.47)           0.07            1.91
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.01)          (0.02)          (0.04)              -           (0.05)
Net realized gain                                           -               -           (1.61)          (3.55)          (2.83)
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.01)          (0.02)          (1.65)          (3.55)          (2.88)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     18.67     $     16.11     $     15.73     $     21.85     $     25.33
                                                  ===========================================================================

TOTAL RETURN*                                           15.99%           2.58%         (21.73)%         (0.95)%          7.80%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    85,250     $    79,265     $   105,294     $   134,604     $   101,907
Ratio of expenses to average daily net assets            1.26%           1.24%           1.19%           1.23%           1.18%(1)
Ratio of net investment income to average net
  assets                                                 0.05%           0.21%           0.20%           0.05%           0.13%
Portfolio turnover rate                                    18%             22%             38%             26%             28%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            1.25%

*   Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
^ Per share amounts calculated based on the average shares outstanding during the period.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      CLASS B

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004^           2003^           2002            2001           2000**
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     15.62     $     15.35     $     21.49     $     25.13     $     25.83
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.12)          (0.08)          (0.05)          (0.05)          (0.07)
Net realized and unrealized gain/(loss)
  on investments                                         2.49            0.35           (4.48)          (0.04)           2.20
                                                  ---------------------------------------------------------------------------
Total from investment operations                         2.37            0.27           (4.53)          (0.09)           2.13
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                       -               -               -               -               -
Net realized gain                                           -               -           (1.61)          (3.55)          (2.83)
                                                  ---------------------------------------------------------------------------
Total distributions                                         -               -           (1.61)          (3.55)          (2.83)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     17.99     $     15.62     $     15.35     $     21.49     $     25.13
                                                  ===========================================================================

TOTAL RETURN                                            15.17%           1.76%         (22.39)%         (1.65)%          8.72%+#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    15,432     $    14,069     $    15,636     $    13,849     $     5,372
Ratio of expenses to average daily net assets            2.02%           2.01%           1.98%           1.99%           1.91%(1)*
Ratio of net investment loss to average net
  assets                                                (0.71)%         (0.56)%         (0.59)%         (0.71)%         (0.60)%*
Portfolio turnover rate                                    18%             22%             38%             26%             28%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            1.98%*

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004^           2003^           2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     15.41     $     15.15     $     21.23     $     24.87     $     26.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.12)          (0.08)          (0.12)          (0.13)          (0.13)
Net realized and unrealized gain/(loss)
  on investments                                         2.46            0.34           (4.35)           0.04            1.83
                                                  ---------------------------------------------------------------------------
Total from investment operations                         2.34            0.26           (4.47)          (0.09)           1.70
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                       -               -               -               -               -
Net realized gain                                           -               -           (1.61)          (3.55)          (2.83)
                                                  ---------------------------------------------------------------------------
Total distributions                                         -               -           (1.61)          (3.55)          (2.83)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     17.75     $     15.41     $     15.15     $     21.23     $     24.87
                                                  ===========================================================================

TOTAL RETURN                                            15.18%           1.72%         (22.38)%         (1.66)%          7.02%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    52,415     $    53,045     $    64,105     $    93,201     $   101,084
Ratio of expenses to average daily net assets            2.02%           1.98%           1.95%           1.96%           1.92%(1)
Ratio of net investment loss to average net
   assets                                               (0.71)%         (0.53)%         (0.56)%         (0.69)%         (0.61)%
Portfolio turnover rate                                    18%             22%             38%             26%             28%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            2.00%

*   Annualized
**  Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CAPITAL APPRECIATION PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA^
Net asset value, beginning of period              $      9.14     $      8.03     $      9.98     $     14.47     $     10.25
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.07)          (0.06)          (0.09)          (0.05)          (0.09)
Net realized and unrealized gain/(loss)
  on investments                                         2.24            1.17           (1.86)          (1.22)           4.31
                                                  ---------------------------------------------------------------------------
Total from investment operations                         2.17            1.11           (1.95)          (1.27)           4.22
                                                  ---------------------------------------------------------------------------
Distributions:
Net realized gain                                           -               -               -           (3.22)              -
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     11.31     $      9.14     $      8.03     $      9.98     $     14.47
                                                  ===========================================================================

TOTAL RETURN                                            23.74%          13.82%         (19.54)%        (10.93)%         41.17%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   101,570     $    49,572     $    39,175     $    44,746     $    46,042
Ratio of expenses to average daily net assets            1.25%           1.26%           1.46%           1.27%           1.19%(1)
Ratio of net investment loss to average net
  assets                                                (0.64)%         (0.81)%         (1.01)%         (0.45)%         (0.77)%
Portfolio turnover rate                                    71%             67%            137%            130%            286%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            1.26%

                                                                                                                      CLASS A

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA^
Net asset value, beginning of period              $      8.93     $      7.86     $      9.80     $     14.31     $     10.20
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.09)          (0.08)          (0.11)          (0.09)          (0.15)
Net realized and unrealized gain/(loss)
  on investments                                         2.18            1.15           (1.83)          (1.20)           4.26
                                                  ---------------------------------------------------------------------------
Total from investment operations                         2.09            1.07           (1.94)          (1.29)           4.11
                                                  ---------------------------------------------------------------------------
Distributions:
Net realized gain                                           -               -               -           (3.22)              -
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     11.02     $      8.93     $      7.86     $      9.80     $     14.31
                                                  ===========================================================================

TOTAL RETURN*                                           23.40%          13.61%         (19.80)%        (11.21)%         40.29%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     7,073     $     3,083     $     3,879     $     5,150     $     3,883
Ratio of expenses to average daily net assets            1.50%           1.49%           1.76%           1.62%           1.63%(1)
Ratio of net investment loss to average net
  assets                                                (0.89)%         (1.05)%         (1.32)%         (0.80)%         (1.21)%
Portfolio turnover rate                                    71%             67%            137%            130%            286%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            1.70%

*   Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
^ Per share amounts calculated based on the average shares outstanding during the period.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      CLASS B

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001           2000**
SELECTED PER-SHARE DATA^
Net asset value, beginning of period              $      8.84     $      7.84     $      9.86     $     14.49     $     10.06
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.17)          (0.13)          (0.18)          (0.16)          (0.19)
Net realized and unrealized gain/(loss)
  on investments                                         2.15            1.13           (1.84)          (1.25)           4.62
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.98            1.00           (2.02)          (1.41)           4.43
                                                  ---------------------------------------------------------------------------
Distributions:
Net realized gain                                           -               -               -           (3.22)              -
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.82     $      8.84     $      7.84     $      9.86     $     14.49
                                                  ===========================================================================

TOTAL RETURN                                            22.40%          12.76%         (20.49)%        (12.00)%         44.04%+#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     1,164     $       508     $       515     $       737     $       175
Ratio of expenses to average daily net assets            2.25%           2.26%           2.62%           2.48%           2.46%(1)*
Ratio of net investment loss to average net
   assets                                               (1.64)%         (1.82)%         (2.17)%         (1.66)%         (2.04)%*
Portfolio turnover rate                                    71%             67%            137%            130%            286%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            2.52%*

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA^
Net asset value, beginning of period              $      8.47     $      7.51     $      9.43     $     14.02     $     10.04
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.16)          (0.12)          (0.18)          (0.19)          (0.25)
Net realized and unrealized gain/(loss)
  on investments                                         2.06            1.08           (1.74)          (1.18)           4.23
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.90            0.96           (1.92)          (1.37)           3.98
                                                  ---------------------------------------------------------------------------
Distributions:
Net realized gain                                           -               -               -           (3.22)              -
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.37     $      8.47     $      7.51     $      9.43     $     14.02
                                                  ===========================================================================

TOTAL RETURN                                            22.43%          12.78%         (20.36)%        (12.13)%         39.64%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $       756     $       482     $       463     $       758     $       634
Ratio of expenses to average daily net assets            2.25%           2.24%           2.63%           2.60%           2.50%(1)
Ratio of net investment loss to average net
  assets                                                (1.64)%         (1.80)%         (2.18)%         (1.78)%         (2.09)%
Portfolio turnover rate                                    71%             67%            137%            130%            286%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                          -               -               -               -            2.57%

*   Annualized
**  Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE BOND PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.81     $     10.39     $     10.10     $      9.59     $      9.78
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.38            0.45            0.52            0.55            0.56
Net realized and unrealized gain/(loss)
  on investments                                        (0.43)           0.50            0.33            0.50           (0.19)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.05)           0.95            0.85            1.05            0.37
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.38)          (0.47)          (0.52)          (0.55)          (0.56)
Net realized gain                                       (0.14)          (0.06)          (0.04)              -               -
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.52)          (0.53)          (0.56)          (0.55)          (0.56)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.24     $     10.81     $     10.39     $     10.10     $      9.59
                                                  ===========================================================================

TOTAL RETURN+                                           (0.43)%          9.35%           8.59%          11.28%           3.97%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   367,269     $   443,511     $   188,425     $   188,381     $   202,385
Ratio of expenses to average daily net
  assets (1)                                             0.65%           0.62%           0.62%           0.60%           0.46%
Ratio of net investment income to average net
  assets                                                 3.65%           4.41%           5.08%           5.52%           5.86%
Portfolio turnover rate                                    27%             36%             61%             59%             22%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.83%           0.82%           0.82%           0.80%           0.81%

                                                                                                                      CLASS A

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.82     $     10.40     $     10.10     $      9.59     $      9.78
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.36            0.44            0.50            0.52            0.53
Net realized and unrealized gain/(loss)
  on investments                                        (0.44)           0.48            0.34            0.51           (0.19)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.08)           0.92            0.84            1.03            0.34
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.36)          (0.44)          (0.50)          (0.52)          (0.53)
Net realized gain                                       (0.14)          (0.06)          (0.04)              -               -
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.50)          (0.50)          (0.54)          (0.52)          (0.53)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.24     $     10.82     $     10.40     $     10.10     $      9.59
                                                  ===========================================================================

TOTAL RETURN+*                                          (0.75)%          9.08%           8.43%          10.99%           3.66%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    18,758     $    52,686     $    50,032     $    45,098     $     7,485
Ratio of expenses to average daily net
  assets (1)                                             0.90%           0.88%           0.87%           0.84%           0.75%
Ratio of net investment income to average net
  assets                                                 3.40%           4.15%           4.83%           5.27%           5.57%
Portfolio turnover rate                                    27%             36%             61%             59%             22%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.08%           1.08%           1.07%           1.04%           1.11%

*   Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                      CLASS B

                                                  FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003**
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.82     $     10.55
                                                  ---------------------------
Income from investment operations:
Net investment income                                    0.31            0.27
Net realized and unrealized gain/(loss)
  on investments                                        (0.44)           0.33
                                                  ---------------------------
Total from investment operations                        (0.13)           0.60
                                                  ---------------------------
Distributions:
Net investment income                                   (0.31)          (0.27)
Net realized gain                                       (0.14)          (0.06)
                                                  ---------------------------
Total distributions                                     (0.45)          (0.33)
                                                  ---------------------------
Net asset value, end of period                    $     10.24     $     10.82
                                                  ===========================

TOTAL RETURN+                                           (1.21)%          5.75%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $       609     $       678
Ratio of expenses to average daily net
  assets (1)                                             1.35%           1.31%*
Ratio of net investment income to average net
  assets                                                 2.95%           3.72%*
Portfolio turnover rate                                    27%             36%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.53%           1.51%*

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.82     $     10.40     $     10.10     $      9.59     $      9.77
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.30            0.38            0.44            0.47            0.48
Net realized and unrealized gain/(loss)
  on investments                                        (0.43)           0.49            0.34            0.51           (0.18)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.13)           0.87            0.78            0.98            0.30
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.30)          (0.39)          (0.44)          (0.47)          (0.48)
Net realized gain                                       (0.14)          (0.06)          (0.04)              -               -
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.44)          (0.45)          (0.48)          (0.47)          (0.48)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.25     $     10.82     $     10.40     $     10.10     $      9.59
                                                  ===========================================================================

TOTAL RETURN+                                           (1.17)%          8.54%           7.81%          10.38%           3.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     2,221     $     3,468     $     1,710     $     1,333     $     1,269
Ratio of expenses to average daily net
  assets (1)                                             1.40%           1.37%           1.44%           1.42%           1.35%
Ratio of net investment income to average net
  assets                                                 2.90%           3.66%           4.25%           4.70%           4.97%
Portfolio turnover rate                                    27%             36%             61%             59%             22%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.83%           1.82%           1.89%           1.86%           1.95%

*   Annualized
**  Class B commenced operations on October 28, 2002.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

TENNESSEE TAX-FREE PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.73     $     10.47     $     10.28     $      9.89     $     10.08
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.40            0.42            0.43            0.44            0.45
Net realized and unrealized gain/(loss)
  on investments                                        (0.42)           0.29            0.21            0.39           (0.18)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.02)           0.71            0.64            0.83            0.27
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.40)          (0.42)          (0.43)          (0.44)          (0.45)
Net realized gain                                       (0.05)          (0.03)          (0.02)              -           (0.01)
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.45)          (0.45)          (0.45)          (0.44)          (0.46)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.26     $     10.73     $     10.47     $     10.28     $      9.89
                                                  ===========================================================================

TOTAL RETURN+                                           (0.22)%          6.89%           6.34%           8.49%           2.83%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   143,278     $   163,440     $   164,437     $   168,940     $   172,620
Ratio of expenses to average daily net
  assets (1)                                             0.65%           0.63%           0.64%           0.62%           0.45%
Ratio of net investment income to average net
  assets                                                 3.83%           3.93%           4.14%           4.29%           4.57%
Portfolio turnover rate                                     9%             19%              8%             13%              6%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.85%           0.83%           0.84%           0.82%           0.81%

                                                                                                                      CLASS A

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.75     $     10.49     $     10.31     $      9.92     $     10.11
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.38            0.39            0.40            0.41            0.44
Net realized and unrealized gain/(loss)
  on investments                                        (0.42)           0.29            0.20            0.39           (0.18)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.04)           0.68            0.60            0.80            0.26
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.38)          (0.39)          (0.40)          (0.41)          (0.44)
Net realized gain                                       (0.05)          (0.03)          (0.02)              -           (0.01)
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.43)          (0.42)          (0.42)          (0.41)          (0.45)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.28     $     10.75     $     10.49     $     10.31     $      9.92
                                                  ===========================================================================

TOTAL RETURN+*                                          (0.45)%          6.62%           5.98%           8.20%           2.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     9,935     $    11,661     $     9,252     $    12,836     $    10,580
Ratio of expenses to average daily net
  assets (1)                                             0.90%           0.87%           0.88%           0.87%           0.58%
Ratio of net investment income to average net
  assets                                                 3.58%           3.68%           3.90%           4.04%           4.44%
Portfolio turnover rate                                     9%             19%              8%             13%              6%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.10%           1.07%           1.08%           1.08%           1.09%^

*   Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
^ This ratio was previously reported net of the shareholder servicing fee waiver.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      CLASS B

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001           2000**
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.73     $     10.47     $     10.29     $      9.90     $     10.09
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.33            0.34            0.35            0.36            0.34
Net realized and unrealized gain/(loss)
  on investments                                        (0.42)           0.29            0.20            0.39           (0.18)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.09)           0.63            0.55            0.75            0.16
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.33)          (0.34)          (0.35)          (0.36)          (0.34)
Net realized gain                                       (0.05)          (0.03)          (0.02)              -           (0.01)
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.38)          (0.37)          (0.37)          (0.36)          (0.35)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.26     $     10.73     $     10.47     $     10.29     $      9.90
                                                  ===========================================================================

TOTAL RETURN+                                           (0.91)%          6.15%           5.46%           7.72%           1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     3,856     $     4,673     $     1,090     $       309     $       200
Ratio of expenses to average daily net
  assets (1)                                             1.35%           1.32%           1.37%           1.33%           1.16%*
Ratio of net investment income to average net
  assets                                                 3.12%           3.23%           3.41%           3.58%           3.86%*
Portfolio turnover rate                                     9%             19%              8%             13%              6%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.55%           1.52%           1.57%           1.53%           1.52%*

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER-SHARE DATA
Net asset value, beginning of period              $     10.74     $     10.48     $     10.29     $      9.90     $     10.09
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.35            0.37            0.38            0.38            0.40
Net realized and unrealized gain/(loss)
  on investments                                        (0.42)           0.29            0.21            0.39           (0.18)
                                                  ---------------------------------------------------------------------------
Total from investment operations                        (0.07)           0.66            0.59            0.77            0.22
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.35)          (0.37)          (0.38)          (0.38)          (0.40)
Net realized gain                                       (0.05)          (0.03)          (0.02)              -           (0.01)
                                                  ---------------------------------------------------------------------------
Total distributions                                     (0.40)          (0.40)          (0.40)          (0.38)          (0.41)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $     10.27     $     10.74     $     10.48     $     10.29     $      9.90
                                                  ===========================================================================

TOTAL RETURN+                                           (0.71)%          6.37%           5.81%           7.89%           2.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     5,391     $     7,608     $     6,989     $     6,426     $     8,969
Ratio of expenses to average daily net
  assets (1)                                             1.15%           1.12%           1.14%           1.17%           0.96%
Ratio of net investment income to average net
  assets                                                 3.32%           3.43%           3.65%           3.74%           4.06%
Portfolio turnover rate                                     9%             19%              8%             13%              6%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.85%           1.82%           1.84%           1.87%           1.84%^

*   Annualized
**  Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ This ratio was previously reported net of the shareholder servicing fee waiver.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.009           0.013           0.024           0.057           0.053
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.009)         (0.013)         (0.024)         (0.057)         (0.053)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========================================================================

TOTAL RETURN+                                            0.87%           1.34%           2.42%           5.85%           5.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   116,124     $   124,310     $   128,530     $    81,572     $    81,992
Ratio of expenses to average net assets (1)              0.25%           0.25%           0.25%           0.23%           0.28%
Ratio of net investment income to average net
  assets                                                 0.85%           1.33%           2.27%           5.74%           5.35%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.34%           0.34%           0.32%           0.40%           0.45%

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.006           0.011           0.021           0.055           0.050
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.006)         (0.011)         (0.021)         (0.055)         (0.050)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========================================================================

TOTAL RETURN+                                            0.62%           1.08%           2.17%           5.59%           5.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $     8,081     $     7,598     $     8,297     $     2,500     $     3,435
Ratio of expenses to average net assets (1)              0.50%           0.50%           0.50%           0.48%           0.59%
Ratio of net investment income to average net
  assets                                                 0.60%           1.08%           2.02%           5.49%           5.04%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.79%           0.79%           0.77%           0.85%           0.97%^

+ Total return would have been lower had various fees not been waived during the period.
^   This ratio was previously reported net of the 12b-1 waiver.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.008           0.011           0.017           0.036           0.035
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.008)         (0.011)         (0.017)         (0.036)         (0.035)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========================================================================

TOTAL RETURN+                                            0.78%           1.10%           1.69%           3.66%           3.56%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    48,720     $    67,516     $    57,482     $    47,665     $    44,535
Ratio of expenses to average net assets (1)              0.30%           0.30%           0.25%           0.28%           0.27%
Ratio of net investment income to average net
  assets                                                 0.77%           1.09%           1.65%           3.53%           3.48%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.35%           0.33%           0.31%           0.46%           0.45%

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.005           0.008           0.014           0.033           0.032
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.005)         (0.008)         (0.014)         (0.033)         (0.032)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========================================================================

TOTAL RETURN+                                            0.52%           0.85%           1.44%           3.37%           3.24%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    44,801     $    25,777     $    24,181     $    22,466     $     5,527
Ratio of expenses to average net assets (1)              0.55%           0.55%           0.50%           0.55%           0.58%
Ratio of net investment income to average net
  assets                                                 0.52%           0.84%           1.40%           3.26%           3.17%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.80%           0.78%           0.76%           0.93%           0.96%^

+ Total return would have been lower had various fees not been waived during the period.
^   This ratio was previously reported net of the 12b-1 waiver.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CASH RESERVE PORTFOLIO

                                                                                                                      CLASS I

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.008           0.013           0.024           0.058           0.054
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.008)         (0.013)         (0.024)         (0.058)         (0.054)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========================================================================

TOTAL RETURN+                                            0.85%           1.33%           2.44%           5.92%           5.56%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $    28,827     $    46,717     $    47,402     $    35,453     $    32,028
Ratio of expenses to average net assets (1)              0.30%           0.30%           0.25%           0.27%           0.31%
Ratio of net investment income to average net
  assets                                                 0.85%           1.34%           2.36%           5.51%           5.55%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.37%           0.34%           0.31%           0.45%           0.48%

                                                                      CLASS B

                                                  FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003**
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00
                                                  ---------------------------
Income from investment operations:
Net investment income                                   0.002           0.002
                                                  ---------------------------
Distributions:
Net investment income                                  (0.002)         (0.002)
                                                  ---------------------------
Net asset value, end of period                    $      1.00     $      1.00
                                                  ===========================

TOTAL RETURN+                                            0.24%           0.21%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $       194     $        18
Ratio of expenses to average net assets (1)              0.91%           1.14%*
Ratio of net investment income to average net
  assets                                                 0.24%           0.50%*
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       1.37%           1.36%*

*   Annualized
**  Class B commenced operations on October 28, 2002.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      CLASS C

                                                                          FOR THE YEAR ENDED JUNE 30,
                                                     2004            2003            2002            2001            2000
SELECTED PER - SHARE DATA
Net asset value, beginning of period              $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.006           0.011           0.022           0.055           0.053
                                                  ---------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.006)         (0.011)         (0.022)         (0.055)         (0.053)
                                                  ---------------------------------------------------------------------------
Net asset value, end of period                    $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                  ===========================================================================

TOTAL RETURN+                                            0.60%           1.08%           2.19%           5.65%           5.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)             $   208,376     $   209,062     $   212,250     $   231,201     $   107,154
Ratio of expenses to average net assets (1)              0.55%           0.55%           0.50%           0.52%           0.55%
Ratio of net investment income to average net
  assets                                                 0.60%           1.09%           2.11%           5.26%           5.30%
(1) During the period, various fees were
    waived. The ratio of expenses to average
    net assets had such waivers not occurred
    is as follows.                                       0.82%           0.79%           0.76%           0.90%           0.93%^

+ Total return would have been lower had various fees not been waived during the period.
^   This ratio was previously reported net of the 12b-1 waiver.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992, as amended and restated on June 26, 2003.

The Trust currently has seven active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The U.S. Government Money Market and Municipal Money Market Portfolios may offer three classes of shares (Classes I, A and C) and the Core Equity, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free and Cash Reserve Portfolios may offer four classes of shares (Classes I, A, B and C). As of June 30, 2004, Class A shares have not been issued for the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios ("Money Market Portfolios"). Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets.

The following summarizes the significant accounting policies for the Trust.

SECURITY VALUATION:

CORE EQUITY, CAPITAL APPRECIATION, INTERMEDIATE BOND AND TENNESSEE TAX-FREE
PORTFOLIOS: Securities held in the Core Equity and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Securities held in the Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term fixed-income securities maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS: Delivery and payment for securities that have been purchased by the portfolios on a when-issued basis can take place a month or more after the trade date. Normally, the settlement date occurs within six months after the trade date; however, the portfolios may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The portfolios maintain segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the portfolio's net asset value to the extent the portfolio makes such purchases while remaining substantially fully invested.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Portfolios intend to comply with the provisions of the Internal Revenue Code.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income is recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions, if any, for the Core Equity and Capital Appreciation Portfolios are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under accounting principles generally accepted in the United States of America. Accordingly, for the fiscal year ended June 30, 2004, the effects of certain differences were reclassified. The Capital Appreciation Portfolio decreased paid in capital by $525,781, decreased accumulated net investment loss by $524,993 and decreased accumulated net realized loss by $788. The Intermediate Bond Portfolio increased paid in capital by $228,276, decreased undistributed net investment income by $634,826 and increased accumulated net realized gain on investments by $406,550. The Tennessee Tax-Free Portfolio increased paid in capital by $237, decreased undistributed net investment income by $71, and decreased accumulated net realized gain on investments by $166. Net assets of the portfolios were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

The tax character of the distributions paid by the Portfolios during the last two fiscal years ended June 30, 2004 and 2003, respectively, were as follows:

                                                   CORE EQUITY              CAPITAL APPRECIATION
                                               2004           2003           2004           2003
                                           ---------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $    929,907   $  1,898,117              -              -
Tax-Exempt Income                                     -              -              -              -
Short-Term Capital Gain                               -              -              -              -
Long-Term Capital Gain                                -              -              -              -
                                           ---------------------------------------------------------
   TOTAL                                   $    929,907   $  1,898,117   $          -   $          -
                                           =========================================================

                                                INTERMEDIATE BOND            TENNESSEE TAX-FREE
                                               2004           2003           2004           2003
                                           ---------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $ 16,685,823   $ 10,869,046          7,645   $     27,017
Tax-Exempt Income                                     -              -   $  6,611,972      7,092,237
Short-Term Capital Gain                         455,007        774,870              -              -
Long-Term Capital Gain                        4,907,849        650,659        773,393        530,539
                                           ---------------------------------------------------------
   TOTAL                                   $ 22,048,679   $ 12,294,575   $  7,393,010   $  7,649,793
                                           =========================================================

                                                  U.S. GOVERNMENT                MUNICIPAL
                                                   MONEY MARKET                 MONEY MARKET                  CASH RESERVE
                                               2004           2003           2004           2003           2004           2003
                                           ---------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $  1,018,567   $  1,791,073              -              -   $  1,595,870   $  3,086,078
Tax-Exempt Income                                     -              -   $    666,934   $    900,941              -              -
Short-Term Capital Gain                               -              -              -              -              -              -
Long-Term Capital Gain                                -              -              -              -              -              -
                                           ---------------------------------------------------------------------------------------
   TOTAL                                   $  1,018,567   $  1,791,073   $    666,934   $    900,941   $  1,595,870   $  3,086,078
                                           =======================================================================================

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                           CORE           CAPITAL         INTERMEDIATE    TENNESSEE
                                           EQUITY         APPRECIATION    BOND            TAX-FREE
                                           -----------------------------------------------------------
Undistributed ordinary income              $  4,502,276              -    $    279,341    $     19,793
Accumulated net realized gain/(loss)         17,030,591   $ (6,525,080)        974,328         430,833
Net unrealized appreciation                  68,975,333     14,435,938       4,513,522       4,612,630
Effect of other timing differences                    -              -         (78,768)        (11,685)
                                           -----------------------------------------------------------
   TOTAL                                   $ 90,508,200   $  7,910,858    $  5,688,423    $  5,051,571
                                           ===========================================================

                                           U.S. GOV'T     MUNICIPAL
                                           MONEY          MONEY           CASH
                                           MARKET         MARKET          RESERVE
                                           -------------------------------------------
Undistributed ordinary income              $        335              -    $     13,234
Accumulated net realized gain/(loss)            (12,041)  $     (6,720)        (19,408)
Net unrealized appreciation                           -              -               -
Effect of other timing differences                    -              -               -
                                           -------------------------------------------
   TOTAL                                   $    (11,706)  $     (6,720)   $     (6,174)
                                           ===========================================

The effect of other timing differences primarily includes differences in book and tax treatment of market discount.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2. SHARES OF BENEFICIAL INTEREST

                                                        CORE EQUITY PORTFOLIO             CAPITAL APPRECIATION PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              JUNE 30,                              JUNE 30,
                                                       2004               2003               2004               2003
                                                  ------------------------------------------------------------------------
Dollars issued and redeemed:
      Class I:
        Issued                                    $    58,106,853    $    34,207,345    $    46,798,812    $     7,802,772
        Distributions reinvested                          519,998          1,025,408                  0                  0
        Redeemed                                     (164,999,927)      (109,427,157)        (7,042,302)        (3,789,733)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $  (106,373,076)   $   (74,194,404)   $    39,756,510    $     4,013,039
                                                  ========================================================================
      Class A:
        Issued                                    $     8,743,200    $    23,168,197    $     4,284,543    $       472,397
        Distributions reinvested                           65,916            117,788                  0                  0
        Redeemed                                      (15,231,025)       (48,504,956)        (1,097,749)        (1,447,464)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $    (6,421,909)   $   (25,218,971)   $     3,186,794    $      (975,067)
                                                  ========================================================================
      Class B:
        Issued                                    $     1,436,273    $     1,262,043    $       644,653    $       181,637
        Distributions reinvested                                0                  0                  0                  0
        Redeemed                                       (2,148,516)        (2,839,038)          (129,003)          (234,023)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $      (712,243)   $    (1,576,995)   $       515,650    $       (52,386)
                                                  ========================================================================
      Class C:
        Issued                                    $     1,890,988    $     1,886,021    $       267,025    $       140,943
        Distributions reinvested                                0                  0                  0                  0
        Redeemed                                      (10,179,262)       (12,629,942)          (111,433)          (175,763)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $    (8,288,274)   $   (10,743,921)   $       155,592    $       (34,820)
                                                  ========================================================================

                                                        CORE EQUITY PORTFOLIO             CAPITAL APPRECIATION PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED                     FOR THE YEAR ENDED
                                                              JUNE 30,                               JUNE 30,
                                                       2004               2003               2004               2003
                                                  ------------------------------------------------------------------------
Shares issued and redeemed:
      Class I:
        Issued                                          3,258,893          2,337,674          4,211,101          1,043,941
        Distributions reinvested                           30,493             72,097                  0                  0
        Redeemed                                       (9,194,298)        (7,560,640)          (655,652)          (502,413)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                            (5,904,912)        (5,150,869)         3,555,449            541,528
                                                  ========================================================================
      Class A:
        Issued                                            489,116          1,586,563            406,862             61,877
        Distributions reinvested                            3,881              8,293                  0                  0
        Redeemed                                         (848,373)        (3,369,544)          (110,481)          (210,298)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                              (355,376)        (1,774,688)           296,381           (148,421)
                                                  ========================================================================
      Class B:
        Issued                                             82,081             87,722             62,291             22,902
        Distributions reinvested                                0                  0                  0                  0
        Redeemed                                         (124,819)          (205,561)           (12,178)           (31,225)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                               (42,738)          (117,839)            50,113             (8,323)
                                                  ========================================================================
      Class C:
        Issued                                            111,312            131,005             27,704             21,015
        Distributions reinvested                                0                  0                  0                  0
        Redeemed                                         (599,731)          (920,792)           (11,681)           (25,861)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                              (488,419)          (789,787)            16,023             (4,846)
                                                  ========================================================================

                                                     INTERMEDIATE BOND PORTFOLIO           TENNESSEE TAX-FREE PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                               JUNE 30,                              JUNE 30,
                                                       2004               2003               2004               2003
                                                  ------------------------------------------------------------------------
Dollars issued and redeemed:
      Class I:
        Issued                                    $    85,110,690    $   275,535,719    $    17,389,195    $    16,154,032
        Distributions reinvested                       10,866,802          2,893,703            402,030            372,520
        Redeemed                                     (151,380,390)       (41,295,158)       (31,158,726)       (21,549,890)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $   (55,402,898)   $   237,134,264    $   (13,367,501)   $    (5,023,338)
                                                  ========================================================================
      Class A:
        Issued                                    $    14,748,918    $    18,228,314    $     2,493,996    $     3,596,629
        Distributions reinvested                        2,056,528          2,260,031            283,862            299,804
        Redeemed                                      (47,818,461)       (19,960,929)        (4,005,846)        (1,721,902)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $   (31,013,015)   $       527,416    $    (1,227,988)   $     2,174,531
                                                  ========================================================================
      Class B:
        Issued                                    $       112,086            713,214    $       646,218    $     3,666,891
        Distributions reinvested                           17,443              8,130            104,193             64,500
        Redeemed                                         (161,105)           (51,690)        (1,356,867)          (202,212)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $       (31,576)           669,654    $      (606,456)   $     3,529,179
                                                  ========================================================================
      Class C:
        Issued                                    $        65,099    $     2,130,445    $       189,998    $     1,805,007
        Distributions reinvested                           84,768             56,443            205,326            242,991
        Redeemed                                       (1,234,154)          (566,144)        (2,310,766)        (1,602,709)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $    (1,084,287)   $     1,620,744    $    (1,915,442)   $       445,289
                                                  ========================================================================

                                                     INTERMEDIATE BOND PORTFOLIO           TENNESSEE TAX-FREE PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                               JUNE 30,                              JUNE 30,
                                                       2004               2003               2004               2003
                                                  ------------------------------------------------------------------------
Shares issued and redeemed:
      Class I:
        Issued                                          8,201,230         26,482,764          1,656,173          1,520,946
        Distributions reinvested                        1,038,146            271,229             38,369             35,092
        Redeemed                                      (14,392,057)        (3,870,263)        (2,962,782)        (2,027,020)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                            (5,152,681)        22,883,730         (1,268,240)          (470,982)
                                                  ========================================================================
      Class A:
        Issued                                          1,419,997          1,729,079            236,923            336,302
        Distributions reinvested                          196,021            211,748             27,046             28,184
        Redeemed                                       (4,653,817)        (1,882,778)          (382,238)          (161,721)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                            (3,037,799)            58,049           (118,269)           202,765
                                                  ========================================================================
      Class B:
        Issued                                             10,812             66,772             61,022            344,246
        Distributions reinvested                            1,667                758              9,933              6,070
        Redeemed                                          (15,703)            (4,835)          (130,616)           (18,917)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                                (3,224)            62,695            (59,661)           331,399
                                                  ========================================================================
      Class C:
        Issued                                              6,189            204,103             18,106            169,673
        Distributions reinvested                            8,088              5,290             19,571             22,873
        Redeemed                                         (117,976)           (53,402)          (221,205)          (150,911)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                              (103,699)           155,991           (183,528)            41,635
                                                  ========================================================================

                                                  U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                                  --------------------------------------
                                                            FOR THE YEAR ENDED
                                                                 JUNE 30,
                                                       2004                   2003
                                                  --------------------------------------
Shares/Dollars issued and redeemed:
      Class I:
        Issued                                    $   144,820,776        $   108,063,608
        Distributions reinvested                          123,213                      3
        Redeemed                                     (153,137,030)          (112,283,640)
                                                  --------------------------------------
    Net decrease                                  $    (8,193,041)       $    (4,220,029)
                                                  ======================================
      Class C:
        Issued                                    $    18,539,139        $    23,129,310
        Distributions reinvested                           55,413                 82,126
        Redeemed                                      (18,112,501)           (23,910,119)
                                                  --------------------------------------
    Net increase/(decrease)                       $       482,051        $      (698,683)
                                                  ======================================

                                                   MUNICIPAL MONEY MARKET PORTFOLIO           CASH RESERVE PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                               JUNE 30,                              JUNE 30,
                                                       2004               2003               2004               2003
                                                  ------------------------------------------------------------------------
Shares/Dollars issued and redeemed:
      Class I:
        Issued                                    $    77,253,024    $    77,678,265    $    93,771,471    $   146,955,464
        Distributions reinvested                                0                  1             17,547             32,425
        Redeemed                                      (96,049,925)       (67,642,285)      (111,678,581)      (147,673,655)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $   (18,796,901)   $    10,035,981    $   (17,889,563)   $      (685,766)
                                                  ========================================================================
      Class B:
        Issued                                    $             -    $             -    $       193,863    $       161,608
        Distributions reinvested                                -                  -                 61                 71
        Redeemed                                                -                  -            (18,316)          (143,208)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $             -    $             -    $       175,608    $        18,471
                                                  ========================================================================
      Class C:
        Issued                                    $   108,418,104    $    65,556,027    $   352,563,549    $   364,818,305
        Distributions reinvested                          176,508            209,724          1,266,087          2,301,275
        Redeemed                                      (89,571,890)       (64,169,455)      (354,515,439)      (370,308,561)
                                                  ------------------------------------------------------------------------
    Net increase/(decrease)                       $    19,022,722    $     1,596,296    $      (685,803)   $    (3,188,981)
                                                  ========================================================================

3. INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Core Equity Portfolio is obligated to pay First Tennessee Bank National Association ("First Tennessee") a monthly management fee at the annual rate of .65% of the Core Equity Portfolio's average net assets up to $1 billion and .60% of the Core Equity Portfolio's average net assets over $1 billion. The Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio are obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of each portfolios average net assets up to $250 million and .45% of each portfolios average net assets over $250 million. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Delaware Management Company ("DMC") serve as Co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million. Information contained in this report prior to June 1, 2000, for the Capital Appreciation Portfolio reflects the operations of the Portfolio while Investment Advisers Inc. was co-adviser. DMC was approved as the Portfolio co-adviser at a special meeting of the shareholders of the Portfolio on May 17, 2000.

First Tennessee and BlackRock Institutional Management Corporation ("BIMC") serve as Co-advisers to the U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and the Cash Reserve Portfolio.

At a special meeting on June 1, 2001, shareholders of each of the Money Market Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as co-adviser to the Money Market Portfolios, and a new Investment Advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Money Market Portfolios effective July 1, 2001.

Each Money Market Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .05% of its average net assets. Each Money Market Portfolio is also obligated to pay BIMC monthly management fees at the annual rate of .08% of aggregate average monthly net assets of each portfolio up to $500 million, .06% of the next $500 million, and .05% on amounts greater than $1 billion.

For the Core Equity Portfolio, Highland Capital Management Corporation ("Highland") serves as the sub-adviser pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Horizon National Corporation. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Core Equity Portfolio's average net assets up to $1 billion and .35% of the Core Equity Portfolio's average net assets over $1 billion.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin"), serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Horizon National Corporation. First Tennessee is obligated to pay Martin a monthly sub advisory fee at the annual rate of .30% of each Portfolio's average net assets up to $250 million and .27% of each Portfolio's average net assets over $250 million.

4. ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .050% of the first $500 million of average net assets and .025% on average net assets in excess of $500 million and from the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .115% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each of the Money Market Portfolios, at the annual rate of .050% of average net assets and from the Core Equity, Capital Appreciation, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .085% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of Classes B and C of the Trust. Each Plan provides for payments to ADI at the annual rates up to the amounts listed below. The Trustees have also adopted Shareholder Servicing Plans on behalf of Classes A, B and C of the Portfolios indicated below, under which brokers/dealers, advisers or other financial institutions are paid at the annual rates up to the amounts shown in the table.

                                                     CLASS A             CLASS B                     CLASS C
                                                     -------             -------                     -------
                                                    SHAREHOLDER                                              SHAREHOLDER
                                                   SERVICING FEE        12b-1 FEE          12b-1 FEE        SERVICING FEE
--------------------------------------------------------------------------------------------------------------------------
Core Equity                                            0.25%              1.00%              0.75%              0.25%
Capital Appreciation                                   0.25%              1.00%              0.75%              0.25%
Intermediate Bond                                      0.25%              0.70%              0.75%              0.25%
Tennessee Tax-Free                                     0.25%              0.70%              0.75%              0.25%
U.S. Government Money Market                              -                  -               0.45%                 -
Municipal Money Market                                    -                  -               0.45%                 -
Cash Reserve                                              -               1.00%              0.45%                 -

In addition, certain Portfolios or classes have adopted a Defensive 12b-1 Plan, which provides that various service providers, such as a Portfolio's administrator, investment adviser, sub-adviser, or co-adviser, may make payments for distribution related expenses our of their own resources, including past profits or payments received from a Portfolio for other purposes such as management fees, and that the Portfolio's distributor may, from time-to-time, use its own resources for distribution related services, in addition to the fees paid under the Distribution Plan.

5. WAIVER OF EXPENSES

INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS:
For the year ended June 30, 2004, First Tennessee contractually agreed to waive its management fee for the Intermediate Bond and Tennessee Tax-Free Portfolios to .30% of each portfolio's average net assets.

For the year ended June 30, 2004, the 12b-1 fee charged by Class C of the Intermediate Bond and Tennessee Tax-Free Portfolios was waived to .50% of average net assets. Additionally, the shareholder servicing fee charged by Class C of the Tennessee Tax-Free Portfolio was waived to .00% of its average net assets.

Pursuant to these waivers, for the year ended June 30, 2004, fees waived for the Portfolios were as follows:

                                           INTERMEDIATE BOND       TENNESSEE TAX-FREE
     --------------------------------------------------------------------------------
     Management fees waived                   $   791,745             $   351,445
     12b-1 fees waived                              7,046                  15,568
     Shareholder servicing fees waived                  -                  15,568

MONEY MARKET PORTFOLIOS:
For the year ended, June 30, 2004, First Tennessee, as co-adviser and co-administrator, contractually agreed to waive its co-advisory and co-administration fees, to the extent necessary for Class I of the U.S. Government Money Market Portfolio to maintain a total expense ratio of no more than .25% of its average net assets, and Class I of the Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than ..30% of their average net assets, respectively.

For the year ended, June 30, 2004, the 12b-1 fee charged by Class C of the U. S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios were limited to .25% of average net assets. The 12b-1 fee charged by Class B of the Cash Reserve Portfolio was limited to .75% of average net assets from July 1 to July 7, 2003, .65% of average net assets from July 8 to November 15, 2003, .60% of average net assets from November 16, 2003 to March 4, 2004, and .75% of average net assets effective March 5, 2004.

Pursuant to these waivers, for the year ended, June 30, 2004, fees were waived for the Money Market Portfolios as follows:

                                      MANAGEMENT FEE       CO-ADMINISTRATION FEE      CLASS B 12b-1 FEE     CLASS C 12b-1 FEE
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market            $   60,953            $      48,432              $        -            $    18,374
Municipal Money Market                      37,543                   12,795                       -                 67,106
Cash Reserve                               125,089                   44,033                      93                423,751

PORTFOLIO PROXY VOTING POLICIES & PROCEDURES (UNAUDITED)

Portfolio policies and procedures used in determining how to vote proxies relating to portfolio securities is available without a charge, upon request, by contacting First Funds at 800.442.1941 and on the commission's website at http://www.sec.gov.

OTHER (UNAUDITED)

For the year ended June 30, 2004, 100% of the Core Equity Portfolio's dividends from investment income qualify for the corporate dividends received deduction. In addition, 100% of the Core Equity Portfolio's ordinary income distributions for the period ended June 30, 2004 will meet the requirements for qualifying dividend income.

During the year ended June 30, 2004, 99.89% and 100% of the income dividends paid by the Tennessee Tax-Free and Municipal Money Market Portfolios, respectively, should be treated as tax-exempt dividends.

As of June 30, 2004, one shareholder (a related party) owned 19% of the Core Equity Portfolio, 66% of the Capital Appreciation Portfolio and 28% of the Intermediate Bond Portfolio. Additionally, as of June 30, 2004, one shareholder owned 36% of the Municipal Money Market Portfolio, and 70% of the Cash Reserve Portfolio.

Effective May 24, 2004, the Trustees of the Trust receive an annual fee of $12,000. Each Trustee also receives an additional fee for each Trustees' meeting attended.

                                                            TRUSTEES (UNAUDITED)

                                                        TERM OF OFFICE, LENGTH
                                                        OF TIME SERVED AND            PRINCIPAL OCCUPATION DURING THE PAST 5
                                    POSITION(S) HELD    NUMBER OF PORTFOLIOS          YEARS** AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE                 WITH TRUST          OVERSEEN                      TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

JOHN A. DECELL (68)                 Trustee             John A. DeCell has been a     Mr. DeCell is the proprietor of DeCell &
                                                        Trustee since 1992 and        Company (real estate and business
1625 Broadway, Suite 2200                               oversees 7 portfolios.        consulting), and President of Capital
Denver, Colorado 80202                                                                Advisers, Inc. (real estate consulting and
                                                                                      asset management).

KEN W. EDMUNDSON (53)               Trustee             Ken W. Edmundson has been     Mr. Edmundson is Member/President of
                                                        a Trustee since April 2004    Sparks-Edmundson Business Investment Group
1625 Broadway, Suite 2200                               and oversees 7 portfolios.    (investments) and CEO/Founder of Edmundson
Denver, Colorado 80202                                                                Northstar Companies (CEO/sales/management
                                                                                      training). Mr. Edmundson was Chairman (until
                                                                                      2002) of the Financial Resource Management
                                                                                      Group, a financial planning and insurance
                                                                                      money management firm. Mr. Edmundson also
                                                                                      was a member of Ascent Capital Partners and
                                                                                      Ark Fund, a hedge fund, from 2002-2003.

LARRY W. PAPASAN (63)               Trustee             Larry W. Papasan has been     Mr. Papasan is the former President and CEO
                                                        a Trustee since 1992 and      and current Director of Smith & Nephew, Inc.
1625 Broadway, Suite 2200                               oversees 7 portfolios.        (orthopedic division). Mr. Papasan is a
Denver, Colorado 80202                                                                former Director of First American National
                                                                                      Bank of Memphis and The West Tennessee Board
                                                                                      of First American National Bank (1988 -
                                                                                      1991) and was President of Memphis Light Gas
                                                                                      and Water Division of the City of Memphis
                                                                                      (1984 - 1991). Mr. Papasan is also a member
                                                                                      of the Board of the Plough Foundation, a
                                                                                      non-profit trust.

RICHARD C. RANTZOW (65)             Chairman &          Richard C. Rantzow has        Mr. Rantzow was Vice President/Director, Ron
                                    Trustee             been Chairman and Trustee     Miller Associates, Inc. (manufacturer).
1625 Broadway, Suite 2200                               since 1992 and oversees 7     Mr. Rantzow was Managing Partner (until 1990)
Denver, Colorado 80202                                  portfolios.                   of the Memphis office of Ernst & Young.

INTERESTED TRUSTEES

*GEORGE P. LEWIS (65)               President &         George P. Lewis has been a    Mr. Lewis is currently a director of
                                    Trustee             Trustee since 1999 and        Methodist Home Care and Methodist Extended
1625 Broadway, Suite 2200                               oversees 7 portfolios.        Care Hospital, a non-profit health care
Denver, Colorado 80202                                                                company. From 1976 until October 1999,
                                                                                      Mr. Lewis was Executive Vice President and
                                                                                      Manager of Money Management Group of First
                                                                                      Tennessee Bank. During that time he was also
                                                                                      a director of certain First Tennessee
                                                                                      affiliates including Hickory Venture Capital
                                                                                      Corporation, a venture capital company, and
                                                                                      First Tennessee Brokerage, a broker/dealer.
                                                                                      He was also a director for Martin & Company
                                                                                      and Highland Capital Management Corp., both
                                                                                      investment advisers and affiliates of First
                                                                                      Tennessee.

*CHARLES G. BURKETT (53)            Trustee             Charles Burkett has been a    Mr. Burkett is currently the President,
                                                        Trustee since June 2003 and   Memphis Financial Services, of First
1625 Broadway, Suite 2200                               oversees 7 portfolios.        Tennessee Bank. Mr. Burkett served as an
Denver, Colorado 80202                                                                Executive Vice President, Manager Affluent
                                                                                      Markets, First Tennessee Bank, from 1997 to
                                                                                      2001. Mr. Burkett is a director of certain
                                                                                      First Tennessee affiliates, including First
                                                                                      Tennessee Brokerage, a broker/dealer and
                                                                                      Highland Capital Management Corp. and Martin
                                                                                      & Company, both investment advisers and
                                                                                      affiliates of First Tennessee.

*   Trustees deemed "interested persons" of the Trust for purposes of the 1940
    Act.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

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ITEM 2 - CODE OF ETHICS

       (a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

       (b) Not applicable.

       (c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

       (d) During the period covered by this report, no implicit or explicit waivers to the provisions of this code of ethics adopted in 2(a) above were granted.

       (e) Not applicable.

       (f) The Registrant's Code of Ethics is attached as an Exhibit hereto under Item 11(a)(1) of this Form N-CSR.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

       The Board of Trustees of the Registrant has determined that the Registrant has at least one "audit committee financial expert" serving on its committee. The Board of Trustees has designated Richard C. Rantzow as the Registrant's "audit committee financial expert". Richard C. Rantzow is "independent" as defined in paragraph (a)(2) to Item 3 of Form N-CSR.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

       (a) Audit Fees: For the Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $136,500 for the fiscal year ended June 30, 2004 and $130,000 for the fiscal year ended June 30, 2003.

       (b) Audit-Related Fees: In Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended

           June 30, 2004 and $2,849 for the fiscal year ended June 30, 2003 for out of pocket expenses related to the audit of the financial statements.

       (c) Tax Fees: For the Registrant's fiscal years ended June 30, 2004 and June, 2003, aggregate fees of $2,650 and $35,750 respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

       (d) All other Fees: In Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed to Registrant by the principal accountant for services other than the services reported in paragraph
           (a) through (c) were $8,300 for the fiscal year ended June 30, 2004 and $34,968 for the fiscal year ended June 30, 2003 for services related to the review of the semi-annual financial statements, an anti-money laundering audit, and for professional services rendered in connection with an N-14.

       (e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

       (e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

       (f) Not applicable

       (g) Not applicable

       (h) Not applicable


ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

       Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

       Schedule of Investments in included as part of the report to shareholders filed under item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

       Not applicable.

ITEM 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

       Not applicable.

ITEM 9 - SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

       The Board of Trustees has not yet adopted procedures by which shareholders may recommend nominees to the Board of Trustees.

ITEM 10 - CONTROLS AND PROCEDURES

       (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

       (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - EXHIBITS

       (a)(1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as Ex.11.A.1.

       (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

       (a)(3)  Not applicable.

       (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FIRST FUNDS

                                         By:   /s/ George Lewis
                                               ----------------
                                               George Lewis
                                               President

                                         Date: September 7, 2004

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                         By:   /s/ George Lewis
                                               ----------------
                                               George Lewis
                                               President

                                         Date: September 7, 2004

                                         By:   /s/ Jeremy O. May
                                               -----------------
                                               Jeremy O. May
                                               Treasurer

                                         Date: September 7, 2004